                                        Securities Act registration no. 33-38953

                                       Investment Company Act file no. 811-06279
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM N-1A
________________________________________________________________________________

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                     Post-Effective Amendment No. 11                       [X]

                                      and


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                            Amendment No. 13                               [X]

________________________________________________________________________________

                       HARRIS ASSOCIATES INVESTMENT TRUST
                                  (Registrant)

                      Two North La Salle Street, Suite 500
                         Chicago, Illinois  60602-3790

                         Telephone number 312/621-0600
________________________________________________________________________________

     Victor A. Morgenstern                        Cameron S. Avery
     Harris Associates L.P.                       Bell, Boyd & Lloyd
     Two North La Salle Street, Suite 500         70 West Madison Street, #3300
     Chicago, Illinois  60602                     Chicago, Illinois  60602

                              (Agents for service)
________________________________________________________________________________

                 Amending Parts A, B and C and filing Exhibits

________________________________________________________________________________

            It is proposed that this filing will become effective:
            ___   immediately upon filing pursuant to rule 485(b)

            ___   on___________________________ pursuant to rule 485(b)

             X    60 days after filing pursuant to rule 485(a)(1)
            ---
            ___   on___________________________ pursuant to rule 485(a)(1)
            ___   75 days after filing pursuant to rule 485(a)(2)
            ___   on___________________________ pursuant to rule 485(a)(2)


Registrant has elected to register an indefinite number of its shares of beneficial interest, without par value, of the series designated The Oakmark Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund (formerly designated The Oakmark Growth and Income Fund), The Oakmark International Fund and The Oakmark International Emerging Value Fund, pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal period ended October 31, 1995 was filed on or about November 16, 1995.
________________________________________________________________________________


             Page 1 of _____ sequential pages (including exhibits).
                 The exhibit index is on sequential page _____.

                       HARRIS ASSOCIATES INVESTMENT TRUST

         CROSS-REFERENCE SHEET PURSUANT TO RULE 495(A) OF REGULATION C

   ITEM                 LOCATION OR CAPTION/*/
   ----                 -----------------------
                          Part A (Prospectus)
                        -----------------------
     1    (a) & (b)     Front Cover

     2    (a)           Expenses
          (b) & (c)     Summary

     3    (a)           Financial Highlights
          (b)           Not Applicable
          (c)           Performance Information
          (d)           Financial Highlights

     4    (a)(i)        Other Information
          (a)(ii)&(b)   How the Funds Invest
          (c)           Risk Factors

     5    (a)           Management of the Funds
          (b)           Management of the Funds; Inside Back Cover; Expenses
          (c)           Management of the Funds
          (d)           Not applicable
          (e)           Inside Back Cover
          (f)           Expenses
          (g)           Management of the Funds

     5    (a)           Not applicable (the specified information is
                         included in registrant's 1994 annual reports to
                         shareholders)

     6    (a)           Other Information
          (b)           Not Applicable
          (c)-(e)       Other Information
          (f)           Distributions
          (g)           Taxes

     7                  How to Purchase Shares; Shareholder Services
          (a)           Not Applicable
          (b)           How to Purchase Shares; Net Asset Value
          (c)           Not Applicable
          (d)           Front cover; How to Purchase Shares
          (e) & (f)     Not Applicable

     8    (a)-(d)       How to Redeem Shares

     9                  Not Applicable

--------
/*/References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

    ITEM                   LOCATION OR CAPTION/*/
    ----              --------------------------------------------

                      Part B (Statement of Additional Information)
                      --------------------------------------------
     10 (a) & (b)     Front Cover

     11               Table of Contents

     12               Not Applicable

     13 (a)           The Funds; How the Funds Invest
        (c)           Investment Restrictions
        (d)           Not applicable

     14 (a) & (b)     Part A - Management of the Funds; Trustees and Officers
        (c)           Not Applicable

     15 (a)           Not Applicable
        (b)           Principal Shareholders
        (c)           Trustees and Officers

     16 (a) & (b)     Part A - Management of the Funds;
                      Part B - Investment Adviser; Trustees and Officers
        (c)           Not Applicable
        (d)           Custodian
        (e)-(g)       Not Applicable
        (h)           Custodian; Independent Public Accountants
        (i)           Not Applicable

     17 (a)-(d)       Portfolio Transactions
        (e)           Not Applicable

     18 (a) & (b)     Not Applicable

     19 (a)-(c)       Purchasing and Redeeming Shares

     20               Additional Tax Information; Taxation of Foreign
                      Shareholders

     21 (a)-(c)       Not Applicable

     22 (a)           Not Applicable
        (b)           Performance Information

     23               Financial Statements

--------
/*/References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

    ITEM                 LOCATION OR CAPTION/*/
    ----            -----------------------------

                    Part C (Other Information)
                    --------------------------

     24             Financial statements and exhibits

     25 Persons controlled by or under common control with registrant

     26             Number of holders of securities

     27             Indemnification

     28             Business and other connections of investment adviser

     29             Principal underwriters

     30             Location of accounts and records

     31             Management services

     32             Undertakings

--------------------------
/*/References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Draft 12/20/95
                                                                      PROSPECTUS
                                                               February __, 1996
--------------------------------------------------------------------------------
                                           INVESTMENT OBJECTIVE:
   THE OAKMARK FUND                   LONG-TERM CAPITAL APPRECIATION
                               The Oakmark Fund invests primarily in equity
                                                securities.
--------------------------------------------------------------------------------
                                            INVESTMENT OBJECTIVE:
     THE OAKMARK                       LONG-TERM CAPITAL APPRECIATION
    SMALL CAP FUND             The Oakmark Small Cap Fund invests primarily in
                                     equity securities of companies with
                                        small market capitalizations.
--------------------------------------------------------------------------------
                                             INVESTMENT OBJECTIVE:
                                            HIGH CURRENT INCOME AND
     THE OAKMARK                     PRESERVATION AND GROWTH OF CAPITAL
    BALANCED FUND                  The Oakmark Balanced Fund invests in a
                              diversified portfolio of equity and fixed-income
                                                 securities.
--------------------------------------------------------------------------------
                                             INVESTMENT OBJECTIVE:
     THE OAKMARK                       LONG-TERM CAPITAL APPRECIATION
  INTERNATIONAL FUND         The Oakmark International Fund invests primarily in
                                   equity securities of non-U.S. issuers.
--------------------------------------------------------------------------------
                                             INVESTMENT OBJECTIVE:
                                        LONG-TERM CAPITAL APPRECIATION
     THE OAKMARK                The Oakmark International Emerging Value Fund
INTERNATIONAL EMERGING            invests primarily in equity securities of
      VALUE FUND                   non-U.S. issuers that have small market
                                     capitalizations or that are located
                                            in emerging markets.
--------------------------------------------------------------------------------
                         NO LOAD  --  NO SALES CHARGE
                                 NO 12B-1 FEES

    MINIMUM INVESTMENT                         TICKER SYMBOLS
 Initial purchase - $1,000                  Oakmark Fund - OAKMX
        or $2,500                          Small Cap Fund - OAKSX
   (see "How to Purchase             Balanced Fund - (not yet assigned)
         Shares")                         International Fund-OAKIX
  Subsequent investments -      International Emerging Value Fund - (not yet
           $100                                 assigned)


--------------------------------------------------------------------------------


Each "Fund" is a series of Harris Associates Investment Trust. The Funds may invest to a limited extent in high-yield, high-risk bonds and in other securities that entail certain risks. See "Risk Factors."

This prospectus contains information you should know before investing. Please retain it for future reference. A Statement of Additional Information regarding the Funds dated the date of this prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated by reference. The Statement of Additional Information may be obtained at no charge by writing or telephoning the Trust at its address or telephone number shown inside the back cover.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   HIGHLIGHTS

     HARRIS ASSOCIATES INVESTMENT TRUST (the "Trust") provides investors an opportunity to pool their money to achieve economies of scale and diversification, and to take advantage of the professional investment expertise of Harris Associates L.P. (the "Adviser").

     The Trust currently issues shares in five series (collectively, the "Funds" and generally, a "Fund"). Each series has distinct investment objectives and policies, and a shareholder's interest is limited to the series in which he or she owns shares. The five series are: The Oakmark Fund ("Oakmark Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Balanced Fund ("Balanced Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Emerging Value Fund ("International Emerging Fund"). Each is a "no-load" fund, and there are no sales or 12b-1 charges. There are no redemption fees except in the case of shares of Small Cap Fund or International Emerging Fund held less than six months, for which there is a 2% redemption fee payable to the Fund.

     The Trust is designed for long-term investors, including those who wish to use shares of one or more series as a funding vehicle for tax-deferred retirement plans (including tax-qualified retirement plans and Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time. Only Balanced Fund is intended to present a balanced investment program between growth and income.


     The chief consideration in selecting equity securities for each Fund's portfolio is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Trust's investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve each Fund's objective of long-term capital appreciation.

     OAKMARK FUND seeks long-term capital appreciation by investing primarily in equity securities.

     SMALL CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with small market capitalizations.

     BALANCED FUND seeks high current income and preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities.

     INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

     INTERNATIONAL EMERGING FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers that have small market capitalizations or that are located in emerging markets.

                                     Risks
     The Funds are intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of the respective Funds through investments in the types of securities in which the Funds may invest. You should understand and consider carefully the risks involved in a Fund before investing in that Fund. See "Risk Factors" for a more detailed discussion.

                                   Purchases

     The minimum initial investment for Small Cap Fund and International Emerging Fund is $1,000 and for each other Fund is $2,500 ($1,000 for an IRA, UGMA or UTMA); additional investments must be at least $100. Shares may be purchased by check, by bank wire, by electronic transfer or by exchange. See "How to Purchase Shares."

                                  Redemptions

     For information on redeeming Fund shares, including the special redemption privileges, see "How to Redeem Shares."

                                Net Asset Value

     The purchase and redemption price of a Fund's shares is the net asset value per share. The net asset value is determined as of the close of regular session trading on the New York Stock Exchange. See "Net Asset Value."

                                    Adviser
     Harris Associates L.P. (the "Adviser") provides management and investment advisory services to the Funds. See "Management of the Funds."

                       SHAREHOLDER TRANSACTION EXPENSES

                                            OAKMARK,
                                          BALANCED AND   SMALL CAP AND
                                          INTERNATIONAL  INT'L EMERGING
                                              FUNDS          FUNDS
                                          -------------  --------------

Commission to purchase shares (sales
 load)....................................    None            None
Commission to reinvest dividends..........    None            None
Deferred sales load.......................    None            None
Redemption fees/(a)/......................    None              2%/(b)/
Fees to exchange shares/(c)/..............    None            None
-----------

(a) If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $5).

(b) This fee, payable to the Fund, is imposed only if you redeem shares of the Fund within six months after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis.
(c) There is no fee for an exchange between the Funds. There is a charge of $5 for an exchange from any Fund into Oakmark Units as described under "How to Redeem Shares."

                         ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

     The following table is intended to help you understand the costs and expenses that an investor in the Funds may bear directly or indirectly. For a more complete explanation of the fees and expenses borne by the Funds, see the discussions under the prospectus headings "How to Purchase Shares" and "Management of the Funds", as well as the Statement of Additional Information incorporated by reference into this prospectus.

                                                                                              INT'L
                                           OAKMARK      SMALL CAP     BALANCED     INT'L     EMERGING
                                            FUND           FUND         FUND        FUND       FUND
                                           -------      ---------     --------     -----     --------
Investment management fees (a)...........     1.00%          1.25%         .75%     1.00%        1.25%
12b-1 fees...............................     None           None         None      None         None
Other expenses (after
  reimbursements of certain
  expenses)(b)...........................      .17           1.05         1.75       .40         1.25
                                              ----           ----         ----      ----         ----
     Total Fund operating
       expenses (after
       reimbursement of
       certain expenses).................     1.17%          2.30%        2.50%     1.40%        2.50%
                                              ====           ====         ====      ====         ====

---------

(a) See "Management of the Funds" for rates of fees at various asset levels.
(b) Because Small Cap, Balanced and International Emerging Funds are newly organized, their percentages shown for "Other Expenses" are estimates and, in the case of International Emerging Fund, have been computed giving effect to the Adviser's agreement to limit the Fund's ordinary operating expenses. See "Management of the Funds." Absent that limitation, the "Other Expenses" and "Total Fund Operating Expenses" of International Emerging Fund would be estimated to be 2.55% and 3.80%, respectively.

     The following example illustrates the expenses that you would pay on a $1,000 investment in each Fund over various time periods assuming (1) a 5% annual rate of return, (2) the operating expense percentages listed in the table above remain the same through each of the periods, (3) reinvestment of all dividends and capital gain distributions, and (4) redemption at the end of each time period.

                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
                               ------  -------  -------  --------
Oakmark Fund                      $12      $37     $ 64      $142
Small Cap Fund                     23       72      123       264
Balanced Fund                      25       78      133       284
International Fund                 14       44       77       168
International Emerging Fund        25       78      133       284

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The tables below reflect the results of the operations of Oakmark Fund and International Fund for a share outstanding throughout the periods shown and have been audited by Arthur Andersen LLP, independent public accountants. These tables should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained from the Trust upon request without charge. Small Cap Fund, Balanced Fund and International Emerging Fund did not commence operations until November 1, 1995.

                                  Oakmark Fund

                                                       Year Ended October 31,
                                                      ------------------------                Period Ended
                                             1995        1994         1993         1992     Oct. 31, 1991(a)
                                           ---------  -----------  -----------  ----------  ----------------
Net asset value, beginning of period.....  $  25.21     $  24.18     $  17.11   $12.10           $  10.00
Income from investment operations:
Net investment income (loss).............       .30          .27          .17     (.03)(d)           (.01)
Net gains or losses on securities
  (both realized and unrealized).........      4.66         1.76         7.15     5.04               2.11
                                           --------     --------     --------   ------           --------
Total from investment operations.........      4.96         2.03         7.32     5.01               2.10
Less distributions:
Dividends (from net investment income)         (.23)        (.23)        (.04)       -                  -
Distributions (from capital gains)            (1.47)        (.77)        (.21)       -                  -
                                           --------     --------     --------   ------           --------
Total distributions                           (1.70)       (1.00)        (.25)       -                  -
                                           --------     --------     --------   ------           --------
Net asset value, end of period             $  28.47     $  25.21     $  24.18   $17.11           $  12.10
                                           ========     ========     ========   ======           ========
Total return                                  21.55%        8.77%       43.21%   41.40%           87.10%*
Ratios/supplemental data:
Net assets, end of period ($ million)      $2.827.1     $1,677.3     $1,107.0   $114.7           $    4.8


Ratio of expenses to average net assets        1.17%        1.22%        1.32%    1.70%     2.50%(b)*
Ratio of net income (loss) to
  average net assets                           1.27%        1.19%         .94%   (.24)%     (.66%)(c)*
Portfolio turnover rate                          18%          29%          18%      34%        0%
-----------

*    Ratios for the period have been determined on an annualized basis.
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c)  Computed giving effect to the Adviser's expense limitation undertaking.
(d)  Based on average month-end shares outstanding.

                                                        International Fund

                                                         Year Ended October 31,
                                                ----------------------------------------           Period Ended
                                                  1995            1994             1993          Oct. 31, 1992(a)
                                                -------         --------          ------         ----------------
Net asset value, beginning of period.....        $14.50         $  14.09          $ 9.80              $ 10.00
Income from investment operations:
Net investment income....................           .30              .21             .06                  .26
Net gains or losses on securities
  (both realized and unrealized).........          (.77)             .43            4.48                 (.46)
                                                 -------        --------          ------              -------
Total from investment operations.........          (.47)             .64            4.54                 (.20)
Less distributions:
Dividends (from net investment income)...             -             (.08)           (.25)                   -
Distributions (from capital gains).......         (1.06)            (.15)              -                    -
                                                 -------        --------          ------              -------
Total distributions......................         (1.06)            (.23)           (.25)                   -
                                                 -------        --------          ------              -------
Net asset value, end of period...........        $12.97         $  14.50          $14.09              $  9.80
                                                 =======        ========          ======              =======
Total return.............................         (3.06)%           4.62%          47.49%              (22.81)%*
Ratios/supplemental data:
Net assets, end of period ($ million)....        $819.7         $1,286.0          $815.4              $  23.5
Ratio of expenses to average net assets..          1.40%            1.37%           1.26%                2.04%*
Ratio of net income (loss) to
Average net assets.......................          1.40%            1.44%           1.55%               37.02%*
Portfolio turnover rate..................            27%              55%             21%                   0%

-----------
*    Ratios for the period have been determined on an annualized basis.
(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

                                   THE FUNDS

     The mutual funds offered by this prospectus are OAKMARK FUND, SMALL CAP FUND, BALANCED FUND, INTERNATIONAL FUND AND INTERNATIONAL EMERGING FUND. Each of the Funds is a no-load, diversified "mutual fund." No Fund imposes any commission or charge when shares are purchased, nor bears any 12b-1 charges.

     The Funds are series of Harris Associates Investment Trust (the "Trust"), which is authorized to issue shares in separate series. Each series is a separate portfolio of securities and other assets, with its own investment objective and policies.

     Harris Associates L.P. (the "Adviser") provides investment advisory and administrative services to the Funds.

                              HOW THE FUNDS INVEST

     The chief consideration in the selection of equity securities for each Fund is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Funds may also employ the techniques described below under "Investment Techniques."

     OAKMARK FUND seeks long-term capital appreciation by investing primarily in equity securities. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

     The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities in emerging markets. See "Risk Factors - International Investing" below.

     SMALL CAP FUND seeks long-term capital appreciation by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 65% of its total assets, taken at market value, in companies whose market capitalization is less than $1 billion ("small cap companies") at the time of purchase. A company's market capitalization is the total market value of its outstanding common stock. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

     The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities in emerging markets. See "Risk Factors - International Investing" below.

     BALANCED FUND seeks high current income and preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. The Fund is intended to present a balanced investment program between growth and income. It generally invests approximately 50-65% of its total assets in equity securities, including securities convertible into equity securities, 25-50% of its assets in U.S. Government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa) or by Standard & Poor's Corporation ("S&P") (AAA or AA), and up to 20% in unrated or lower rated debt securities (measured at market value at the time of investment).

     The Fund invests principally in securities of U.S. issuers. However, it may invest up to 10% of its total assets (valued at the time of investment) in foreign securities, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. The Fund has no geographic limits on its foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities in emerging markets. See "Risk Factors - International Investing" below.

     INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

     The Adviser considers the relative political and economic stability of the issuer's home country in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in mature markets (for example, Japan, Canada and the United Kingdom), in less developed markets (Mexico and Thailand, for example), and in selected emerging markets (such as Peru and India). Investments in securities of non-U.S. issuers, especially those traded in less developed or emerging markets, present additional risk. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. See "Risk Factors - International Investing" below.

     Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     The equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The Fund may purchase securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), or other securities representing underlying shares of non-U.S. issuers. Under normal market conditions, the Fund invests at least 65% of its total assets, taken at market value, in securities of non-U.S. issuers.

     INTERNATIONAL EMERGING FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers that have small market capitalizations or that are located in emerging markets.

     The Adviser considers the relative political and economic stability of the issuer's home country, the ownership structure of the company, and the company's accounting practices in evaluating the potential rewards and risks of an investment opportunity. The Fund invests in securities traded in both developed and emerging markets. In those markets considered developed (for example, Germany, France and Japan), the Fund invests in small cap companies, generally expected to have market capitalizations under $1 billion. In emerging markets (such as Brazil, Indonesia, Korea and Argentina), the Fund considers companies of any capitalization. Investments in securities of non-U.S. issuers, especially those traded in less developed or emerging markets, present additional risks. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. See "Risk Factors - International Investing" below.

     Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     The equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The Fund may purchase securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of non-U.S. issuers. Under normal market conditions, the Fund invests at least 65% of its total assets, taken at market value, in securities of non-U.S. issuers.

                          ___________________________

     Under normal market conditions, each Fund expects to be substantially fully invested in the types of securities described in the preceding paragraphs. Within the limitations described in this prospectus, the percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. To the extent that investments meeting the Fund's criteria for investment are not available, or when the Adviser considers a temporary defensive posture advisable, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash or cash-equivalents.

     In seeking to achieve its investment objective, each Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis (for example, where short-term perceptions have created a significant gap between price and value). Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in general market or economic conditions.

                             INVESTMENT TECHNIQUES

     EQUITY SECURITIES. The equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for each Fund is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Adviser's investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

     The Adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once the Adviser has determined that a security is undervalued, the Adviser will consider it for purchase by a Fund, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. The Adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

     DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund and Small Cap Fund may invest up to 25% of its assets, Balanced Fund may invest up to 20% of its assets, and International Fund and International Emerging Fund may invest up to 10% of its assets (valued at the time of investment), in debt securities that are rated below investment grade. Lower-grade debt securities (commonly called "junk bonds") are obligations of issuers rated BB or lower by S&P or Baa or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. See "Risk Factors." A description of the ratings used by S&P and Moody's is included as an appendix to the Statement of Additional Information.

     SHORT SALES AGAINST THE BOX. Each Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of any Fund's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency.
Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

     OTHER INVESTMENT COMPANIES. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

     Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Trust does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

     PRIVATE PLACEMENTS. Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

     LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 5 under "Restrictions on the Funds' Investment." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

     CASH RESERVES. To meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

                                  RISK FACTORS

     GENERAL. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. Each Fund is intended for long-term investors. Only Balanced Fund is intended to present a balanced investment program between growth and income.

     SMALL CAP COMPANIES. During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

     INTERNATIONAL INVESTING. International Fund and International Emerging Fund provide long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of non-U.S. issuers. Each of the other Funds may invest up to 25% (or 10% in the case of Balanced Fund) of its assets in securities of non-U.S. issuers. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

     You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Any Fund may invest in ADRs that are not sponsored by the issuer of the underlying security. To the extent it does so, the Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR.

     The cost of investing in securities of non-U.S. issuers is higher than the cost of investing in U.S. securities. International Fund and International Emerging Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

     DEBT SECURITIES. As noted above, each Fund may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

     Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     CHANGE IN OBJECTIVE. Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders would receive at least 30 days' written notice of any change in a Fund's objective. If there is a change in investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that any Fund will achieve its investment objective.

                     RESTRICTIONS ON THE FUNDS' INVESTMENTS

     No Fund will:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.  Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of total assets];

     4. Issue any senior security except in connection with permitted borrowings; or

     5. Make loans, except that each Fund may invest in debt obligations, invest in repurchase agreements/*/ and lend its portfolio securities [the Fund will not lend securities having a value in excess of 33% of its assets (valued at the time of any loan)].

     These restrictions, except the bracketed portions and the footnote, are "fundamental" and cannot be changed as to a Fund without the approval of a "majority of the outstanding voting securities" of that Fund as defined in the Investment Company Act of 1940. All of the Funds' investment restrictions, including additional fundamental restrictions, are set forth in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

     You may purchase shares of any of the Funds by check, by wire, by electronic transfer or by exchange. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 for Small Cap and International Emerging Fund and $2,500 for the other Funds, except that the minimum is $1,000 for (a) an investment in an Oakmark IRA account, (b) a gift or transfer to a minor under a Uniform Gifts to Minors Act ("UGMA") or a Uniform Transfers to Minors Act ("UTMA"), or (c) an investment through the Automatic Investment Plan (see "Shareholder Services" below). Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

     BY CHECK. To make an initial purchase of shares, complete and sign the Share Purchase Application and mail it to the Trust's transfer agent, State Street Bank and Trust Company, Attention: Oakmark Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to State Street Bank and Trust Company.

     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and the Trust will not accept cash, drafts, third party checks, or checks drawn on banks outside of the United States. If your order to purchase shares of a Fund is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

     BY WIRE. You may also pay for shares by instructing your bank to wire money to the Trust's custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE THE TRANSFER AGENT AT 1-800-626-9392 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

     BY ELECTRONIC TRANSFER. If you have an established Fund account with an established electronic transfer privilege you may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-800-626-9392 or

--------------------------
/*/ A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

at pre-scheduled intervals. See "Shareholder Services." Electronic transfer purchases are subject to a $100 minimum and a $50,000 maximum. You may not open a new account through electronic transfer. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

     BY EXCHANGE. You may purchase shares of a Fund by exchange of shares from the other Fund or by exchange of Service Units of GS Short Duration Tax-Free Fund, a portfolio of Goldman Sachs Trust, or of ILA Service Units of Government Portfolio or Tax-Exempt Portfolio, each a portfolio of Goldman Sachs-Institutional Liquid Assets (such Service Units and ILA Service Units are referred to as "Oakmark Units"), either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made) or by mail. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. IF YOU EXCHANGE SHARES OF SMALL CAP FUND OR INTERNATIONAL EMERGING FUND WITHIN SIX MONTHS AFTER PURCHASE, YOU WILL BE SUBJECT TO A 2% REDEMPTION FEE PAYABLE TO THE FUND. GENERALLY YOU MAY NOT MAKE MORE THAN SIX EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR, AND THE TRUST MAY REFUSE REQUESTS FOR MORE FREQUENT EXCHANGES. Restrictions apply and there is a charge (currently $5) for each exchange into Oakmark Units; please review the information under "How to Redeem Shares -- By Exchange."

     PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of a Fund's shares is made at that Fund's net asset value (see "Net Asset Value") next determined as follows:

          A purchase BY CHECK OR WIRE TRANSFER is made at the net asset value next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

          A purchase BY ELECTRONIC TRANSFER is made at the net asset value determined that day if the Trust's transfer agent receives your electronic transfer investment order before 3 p.m. eastern time (or at least one hour before the close of regular session trading on the New York Stock Exchange if the Exchange closes before 4 p.m.). If the order is received later in the day, the purchase is made at the net asset value determined on the next business day.

     PURCHASES THROUGH DEALERS. You may purchase or redeem shares of the Funds through certain investment dealers, banks or other institutions. Any such purchase or redemption generally will not be effective until the order or request is received by the Trust's transfer agent; it is the responsibility of the dealer to transmit your order or request promptly. These institutions may impose charges for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without imposition of any charges other than those described in this prospectus.

     GENERAL. The Trust cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order for a Fund must be accepted by an authorized officer of the Trust or its transfer agent and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. The Trust will not be responsible for any losses resulting from unauthorized transactions initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of telephone transactions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

                              HOW TO REDEEM SHARES

     BY MAIL. You may redeem all or any part of your shares of a Fund upon your written request delivered to the Trust's transfer agent, State Street Bank and Trust Company, Attention: Oakmark Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510. Your redemption request must:

     (1) identify the Fund and give your account number;
     (2) specify the number of shares or dollar amount to be redeemed; and
     (3) be signed in ink by all owners exactly as their names appear on the account.

Your request must also INCLUDE A SIGNATURE GUARANTEE if any of the following situations applies:

     .  you wish to redeem more than $50,000 worth of shares;
     .  your account registration has been changed within the last 60 days;
     . the redemption check is to be mailed to an address different from the one on your account (record address);
     . the redemption check is to be made payable to someone other than the registered account owner; or
     . you are instructing us to wire the proceeds to a bank account and have not signed up for the telephone redemption privilege.

You should be able to obtain a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association, but not a notary public. The signature guarantee must include an ink-stamped guarantee for each signature on the redemption request and must include the name of the guarantor bank or firm and an authorized signature.

     Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

     BY EXCHANGE. You may redeem all or any portion of your shares of a Fund or of Oakmark Units and use the proceeds to purchase shares of any of the other Funds or Oakmark Units if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. IF YOU EXCHANGE SHARES OF SMALL CAP FUND OR INTERNATIONAL EMERGING FUND WITHIN SIX MONTHS AFTER PURCHASE, YOU WILL BE SUBJECT TO A 2% REDEMPTION FEE PAYABLE TO THE FUND. GENERALLY YOU MAY NOT MAKE MORE THAN SIX EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR, AND THE TRUST MAY REFUSE REQUESTS FOR MORE FREQUENT EXCHANGES. Before exchanging into Oakmark Units, you should obtain the prospectus relating to the Oakmark Units from the Adviser and read it carefully. The exchange privilege is not an offering or recommendation of Oakmark Units. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "By Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. See also the discussion below of the Telephone Exchange Privilege. The Trust charges a fee (currently $5) for each exchange into Oakmark Units.

     SPECIAL REDEMPTION PRIVILEGES. The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account unless you elect on your Application to decline these Privileges. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you have opened your account. Shares held in an IRA account may not be redeemed by telephone. YOU MAY NOT EXCHANGE OR REDEEM SHARES BY CALLING THE TRUST. CALL THE TRANSFER AGENT AT 1-800-626-9392. YOUR CALL WILL BE RECORDED.

          TELEPHONE EXCHANGE PRIVILEGE -- You may use the Telephone Exchange Privilege to exchange among shares of the Funds and Oakmark Units by calling 1-800-626-9392. An exchange request received by telephone after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange if the Exchange closes before 4 p.m.) is deemed received on the next business day. The Trust's general redemption policies apply to redemptions by Telephone Exchange. See "General Redemption Policies."

          The Trust reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, you may not make more than six exchanges from any Fund in any calendar year. Although the Trust will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange. See "How to Redeem Shares -- By Exchange."

          During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

          TELEPHONE REDEMPTION PRIVILEGE -- You may use the Telephone Redemption Privilege to redeem shares having a value of up to $50,000 per day from your account by calling 1-800-626-9392. The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. REDEMPTIONS BY TELEPHONE ARE SUBJECT TO A $50,000 MAXIMUM. A redemption request received by telephone after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange if the Exchange closes before 4 p.m.) is deemed received on the next business day. The Telephone Redemption Privilege is not available to redeem shares held in an IRA account, and is not available for 60 days after the Trust receives notice from you of a change of address.

     GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once your instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE TELEPHONE THE TRANSFER AGENT IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. See "Net Asset Value." Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss. In the case of Small Cap Fund or International Emerging Fund, the Fund charges a 2% redemption fee on shares redeemed (including by exchange) within six months after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis.

     The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by Federal funds wire through your bank. If you so request, the proceeds of your redemption may be paid by wire, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

     Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Special Redemption Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege are genuine. Use of any Special Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests the shareholder to review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

     The Trust reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege or its use in any manner by any person or class. The Trust also reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that the account is below the minimum and allowed 30 days to bring the account value up to the minimum.

     Shares in any account you maintain with a Fund may be redeemed to the extent necessary to reimburse a Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

                              SHAREHOLDER SERVICES

     REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. In addition, the Trust will send you quarterly and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

     IRA PLAN. The Trust has a master individual retirement account (IRA) plan that allows you to invest on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination.

     SPECIAL WAYS TO INVEST OR REDEEM. In addition to the ways to purchase or redeem shares described above, the New Account Purchase Application offers you the following additional investment and redemption options:

          AUTOMATIC INVESTMENTS -- purchase Fund shares each month with payment by electronic transfer from your bank account ($1,000 minimum initial investment; $100-50,000 per monthly transaction).

          TELEPHONE INVESTMENTS -- purchase shares in an established Fund account with an established electronic transfer privilege by placing a telephone order and paying for them by electronic transfer from your bank account ($100-50,000 per transaction).

          AUTOMATIC EXCHANGE -- automatically exchange (monthly, quarterly or annually) a fixed dollar amount among any of the Funds of the Trust and Oakmark Units ($100-50,000 per transaction), subject to the applicable minimum investment requirements.

          SYSTEMATIC WITHDRAWALS -- redeem a fixed dollar amount each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account (up to $50,000 per transaction).

You may establish any of these privileges by completing the Share Purchase Application. If you have an established Fund account and want to add one of these privileges, please call the Trust at 1-800-OAKMARK to obtain the necessary form.

                                NET ASSET VALUE

     The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

     The net asset value of a share of each Fund is determined by the Fund's custodian, State Street Bank and Trust Company, as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time) on any day on which that exchange is open for trading by dividing the market value of that Fund's assets, less its liabilities, by the number of shares outstanding. Trading in the portfolio securities of International Fund or International Emerging Fund (and in any securities of non-U.S. issuers held by any other Fund) takes place in various markets on days and at times other than when the New York Stock Exchange is open for trading. Therefore, the calculation of net asset value does not take place at the same time as the prices of many of those portfolio securities are determined and the value of the Funds' portfolios may change on days when the Funds are not open for business and their shares may not be purchased or redeemed.

     Price information can be obtained by calling the 24-Hour Net Asset Value Hotline, 1-800-GROWOAK (1-800-476-9625).

                                 DISTRIBUTIONS

     Each Fund distributes to shareholders at least annually substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

                                     TAXES

     Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

     You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

     If you purchase shares shortly before a record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you redeem shares within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gain that you have received on those shares.

     Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

     If (a) you fail to (i) furnish your properly certified social security or other tax identification number or (ii) certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the New Account Purchase Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your Federal income tax return.

     This discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax adviser.

                            MANAGEMENT OF THE FUNDS

     The board of trustees of the Trust has overall responsibility for the conduct of the affairs of the Funds and the Trust. The trustees serve indefinite terms of unlimited duration. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

     The Funds' investments and business affairs are managed by the Adviser, Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

     The Adviser was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the "Former Adviser"), that, together with its predecessor, had advised and managed mutual funds since 1970. The Adviser, a limited partnership, is managed by its general partner, Harris Associates, Inc. ("HAI"), a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in the Adviser. NEIC is a publicly traded limited partnership that owns investment management firms and that is a subsidiary of New England Mutual Life Insurance Company ("NEML"). NEML has agreed to merge into Metropolitan Life Insurance Company ("MLI") in a transaction that is expected to be completed in the spring of 1996 but that is subject to various regulatory approvals and approval by policyholders of the respective companies. Upon completion of the merger NEIC will become a subsidiary of MLI.

     Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment and management personnel.

     For its services as investment adviser the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. The annual rates of fees as a percentage of each Fund's net assets are as follows:


    FUND                                 FEE
------------       ----------------------------------------------------------

Balanced           .75%


    FUND                                 FEE
------------       ----------------------------------------------------------

Oakmark            1% up to $2.5 billion; .95% on the next $1.25 billion;
                   .90% on the next $1.25 billion; and .85% on net assets in excess of $5 billion

International      1% up to $2.5 billion; .95% on the next $2.5 billion; and
                   .90% on net assets in excess of $5 billion


Small Cap and      1.25%
International
Emerging


     These rates of fees are higher than those paid by most mutual funds. The advisory agreement for each Fund provides that the total annual expenses of the Fund, exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase or sale of securities but including fees paid to the Adviser, shall not exceed the limits, if any, prescribed by any state in which shares of that Fund are qualified for sale. The Adviser has agreed to reimburse each Fund for any such expenses in excess of such limits by an offset to the monthly advisory fee. The Trust believes that the most restrictive expense limitation of any state is 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1.5% thereafter. In addition, the Adviser has voluntarily agreed to reimburse each of Small Cap Fund, Balanced Fund and International Emerging Fund to the extent that the Fund's annual ordinary operating expenses exceed 2.5% of its average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice to the Fund.

     The Trust uses "Harris Associates" in its name and "Oakmark" in the names of the Funds by license from the Adviser and would be required to stop using those names if Harris Associates ceased to be the Adviser. The Adviser has the right to use the names for another enterprise, including another investment company.

     The investment objective and policies of Oakmark Fund were developed by the Adviser and by Robert J. Sanborn, C.F.A., the Fund's portfolio manager. Mr. Sanborn joined the Adviser as a portfolio manager and analyst in 1988. Prior thereto, he had been a portfolio manager/analyst with The State Teachers Retirement System of Ohio. Mr. Sanborn holds an M.B.A. in Finance from the University of Chicago (1983) and a B.A. in Economics from Dartmouth College
(1980).

     The investment objective and policies of Small Cap Fund were developed by the Adviser and by Steven J. Reid, C.F.A., the Fund's portfolio manager. Mr. Reid joined the Adviser as an accountant in 1980 and has been an investment analyst since 1985. He holds a B.A. in Business from Roosevelt University
(1979).

     The investment objective and policies of Balanced Fund were developed by the Adviser and by Clyde S. McGregor, C.F.A, the Fund's portfolio manager. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin -Madison
(1977) and a B.A. in Economics and Religion from Oberlin College (1974).

     The investment objective and policies of International Fund were developed by the Adviser and by David G. Herro, C.F.A., the Fund's portfolio manager. The Fund is co-managed by Michael J. Welsh, C.P.A. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously, he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. Mr. Herro holds an M.A. in Economics from the University of Wisconsin - Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin - Platteville (1986). Mr. Welsh joined the adviser as an international analyst in 1992. Previously he had been a senior associate, valuation services, with Coopers & Lybrand. Mr. Welsh holds an M.M. in Finance from Northwestern University (1993) and a B.S. in Business and Accounting from the University of Kansas (1985).

     The investment objective and policies of International Emerging Fund were developed by the Adviser and by David G. Herro, the Fund's portfolio manager. The Fund is co-managed by Adam Schor, C.F.A. Mr. Schor joined the Adviser as an international analyst in 1993. Previously he had been an analyst with American Family Insurance Group and the State of Wisconsin Investment Board. Mr. Schor holds an M.S. in Finance from the University of Wisconsin - Madison (1993) and a B.S. in Journalism and Economics from Northwestern University (1986).

     Brokerage transactions for the Funds may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of the Adviser.

                             TRUSTEES AND OFFICERS

     The trustees and officers of the Trust and their principal business activities during the past five years are:


NAME, POSITION(S) WITH
TRUST AND AGE AT
DECEMBER 31, 1995            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS/#/
----------------------       -------------------------------------------------

VICTOR A. MORGENSTERN*       President, HAI, since 1992 and Vice President
Trustee and President, 53    prior thereto

CHRISTINE M. BUCHER          Vice President--Tax, Hyatt Corporation (hotel
Trustee, 35                  management) since 1995; Tax Manager, Coopers &
                             Lybrand (independent accountants), prior thereto

MICHAEL J. FRIDUSS           Principal, MJ Friduss & Associates
Trustee, 53                  (telecommunications consultants), since 1993; Vice
                             President--Customer Service and Information
                             Technology, Ameritech Corporation
                             (telecommunications), 1992-1993; Vice President--
                             Customer Sales and Service, Michigan Bell Telephone
                             Company, prior thereto

THOMAS H. HAYDEN             Executive Vice President and director, Bozell
Trustee, 44                  Worldwide, Inc. (advertising and public relations),
                             since 1992, and Senior Vice President, prior thereto

ALLAN J. REICH               Senior Partner and Chair of Corporate/Securities
Trustee, 47                  Practice Group, D'Ancona & Pflaum (attorneys),
                             since 1993; Senior Partner, McDermott, Will &
                             Emery (attorneys), prior thereto

BURTON W. RUDER              President, The Academy Group (investments and
Trustee, 52                  consulting)

PETER S. VOSS*               Chairman and Chief Executive Officer, New England
Trustee, 49                  Investment Companies, Inc. and New England
                             Investment Companies, L.P., since 1992; Group
                             Executive Vice President, Bank of America, N.A.,
                             1992; Executive Vice President, Security Pacific
                             Bank, prior thereto

GARY N. WILNER, M.D.         Senior Attending Physician, Evanston Hospital, and
Trustee, 55                  Medical Director - CardiaoPulmonary Wellness
                             Program, Evanston Hospital Corporation

ROBERT J. SANBORN            Portfolio Manager and Analyst, HALP
Executive Vice President
and Portfolio Manager
(Oakmark Fund), 37

DAVID G. HERRO               Portfolio Manager and Analyst, HALP, since 1992;
Vice President and           Portfolio Manager - International Equities, State
Portfolio Manager            of Wisconsin Investment Board, prior thereto
(International Fund and
International Emerging
Fund), 35

NAME, POSITION(S) WITH
TRUST AND AGE AT
DECEMBER 31, 1995            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS/#/
----------------------       -------------------------------------------------

CLYDE S. MCGREGOR            Portfolio Manager and Analyst, HALP
Vice President and
Portfolio Manager
(Balanced Fund), 43

STEVEN J. REID               Portfolio Manager and Analyst, HALP
Vice President and
Portfolio Manager (Small
Cap Fund), 39

ADAM SCHOR                   Portfolio Manager and Analyst, HALP, since 1993;
Assistant Vice President     Analyst, American Family Insurance Group,
and Co-portfolio Manager     1992-1993; Analyst, State of Wisconsin Investment
(International Emerging      Board, prior thereto
Fund), 31

MICHAEL J. WELSH             Portfolio Manager and Analyst, HALP, since 1992;
Assistant Vice President     Senior Associate, Valuation Services, Coopers &
and Co-portfolio Manager     Lybrand, prior thereto
(International Fund), 32

LAUREN B. PITALIS            Director of Mutual Fund Operations, HALP, since
Vice President-Shareholder   1992; Manager of Distribution Services, Mesirow
Operations and Assistant     Financial, Inc., prior thereto
Secretary, 35

ANITA M. NAGLER              Vice President, HAI, since 1994; General Counsel,
Secretary, 39                HALP, since 1993; Associate Regional
                             Administrator - Enforcement, Securities and
                             Exchange Commission, prior thereto

DONALD TERAO                 Secretary and Treasurer, HAI, since 1995;
Treasurer, 46                Controller, HALP, prior thereto

KRISTI L. ROWSELL            Tax and Accounting Manager, HALP, since 1995; Vice
Assistant Treasurer, 29      President and Treasurer, Calamos Asset Management,
                             Inc., 1992-1995; Senior Tax Specialist, KPMG Peat
                             Marwick, prior thereto

--------------------

# As used in this table, from and after September 29, 1995 "HALP" and "HAI" refer to the Adviser and the general partner of the Adviser, respectively, and prior to that date those terms refer to the Former Adviser and the general partner of the Former Adviser, respectively.

* Messrs. Morgenstern and Voss are trustees who are "interested persons" (as defined in the Investment Company Act) of the Trust by virtue of their relationships with HALP.

                            PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compound rate of change in value represented by the Total Return for the period. All of these calculations assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes are not taken into account.

     In advertising and sales literature, a Fund's performance may be compared to market indexes and to the performance of other mutual funds. A Fund may also publicize its comparative performance as computed in rankings or ratings determined by independent services or publications including Lipper Analytical Services, Inc., Morningstar, Inc. and others.

     The performance of a Fund is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. See "Investment Objectives" and "Investment Restrictions." Performance information supplied by a Fund may not provide a basis for comparison with other investments using different reinvestment assumptions or time periods.

                               OTHER INFORMATION

     The Funds are series of Harris Associates Investment Trust (the "Trust"), an open-end, diversified management investment company. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated February 1, 1991, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof.
The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with its own investment objective, policies and restrictions, as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The Funds' shares are not currently divided into classes. The Funds are the only series of the Trust currently being offered. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each share is entitled to one vote on each matter presented to shareholders. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

     Inquiries regarding the Funds should be directed to the Trust at its address or telephone number shown on the inside back cover.

INVESTMENT ADVISER
  Harris Associates L.P.

ADDRESS OF TRUST AND ADVISER
  Two North LaSalle Street
  Chicago, Illinois 60602-3790
  1-800-OAKMARK
 (1-800-625-6275)

  24-HOUR NAV HOTLINE
  1-800-GROWOAK
 (1-800-476-9625)

TRANSFER AGENT, DIVIDEND
DISBURSING AGENT & CUSTODIAN
  State Street Bank and Trust Company
    Attention:  Oakmark Funds
    P.O. Box 8510
    Boston, Massachusetts 02266-8510
    1-800-626-9392

AUDITORS
  Arthur Andersen LLP
    Chicago, Illinois

LEGAL COUNSEL
  Bell, Boyd & Lloyd
    Chicago, Illinois

                                    CONTENTS

                                                                   Page
                                                                   ----

     Highlights..................................................    6
     Shareholder Transaction Expenses............................    7
     Annual Fund Operating Expenses..............................    8
     Financial Highlights........................................    9
     The Funds...................................................   11
     How the Funds Invest........................................   11
     Investment Techniques.......................................   14
     Risk Factors................................................   16
     Restrictions on the Funds'
      Investments................................................   17
     How to Purchase Shares......................................   18
     How to Redeem Shares........................................   19
     Shareholder Services........................................   22
     Net Asset Value.............................................   23
     Distributions...............................................   23
     Taxes.......................................................   23
     Management of the Funds.....................................   24
     Trustees and Officers.......................................   27
     Performance Information.....................................   28
     Other Information...........................................   29

     -------------------------------------------------------------------------
     \    QUESTIONS ABOUT YOUR ACCOUNT:                                       \
     \    If you have questions about your account, please call the Funds'    \
     \    transfer agent at 1-800-626-9392.                                   \
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
     \    24-HOUR NET ASSET VALUE HOTLINE:                                    \
     \    To obtain the current net asset value per share of either Fund,     \
     \    please call 1-800-GROWOAK (1-800-476-9625).                         \
     -------------------------------------------------------------------------



     Draft 12/20/95
                                                               STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          ----------------------



                                                               FEBRUARY __, 1996



                          THE OAKMARK FAMILY OF FUNDS

                                 No-Load Funds


                                                       Two North La Salle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)


     This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Balanced Fund ("Balanced Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Emerging Value Fund ("International Emerging Fund"), each a series of Harris Associates Investment Trust (the "Trust"). It is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. The prospectus may be obtained from the Funds at no charge by writing or telephoning the Funds at their address or telephone number shown above.


  ---------------------------------------------------------------------
  |                                                                   |
  |                            Table of Contents                      |
  |                                                                   |
  |                                                                   |
  |                                                                   |
  |                                                                   |
  |    The Funds..............................................    1   |
  |    Investment Restrictions................................    1   |
  |    How the Funds Invest...................................    4   |
  |    Performance Information................................    9   |
  |    Investment Adviser.....................................   12   |
  |    Trustees and Officers..................................   13   |
  |    Principal Shareholders.................................   15   |
  |    Purchasing and Redeeming Shares........................   15   |
  |    Additional Tax Information.............................   16   |
  |    Taxation of Foreign Shareholders.......................   17   |
  |    Portfolio Transactions.................................   17   |
  |    Declaration of Trust...................................   20   |
  |    Custodian..............................................   20   |
  |    Independent Public Accountants.........................   20   |
  |    Financial Statements...................................   20   |
  |    Appendix -- Bond Ratings...............................   21   |
  |                                                                   |
  |                                                                   |
  |                                                                   |
  ----------------------------------------------------------------------

                                   THE FUNDS

          OAKMARK FUND seeks long-term capital appreciation by investing primarily in equity securities.

          SMALL CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with small market capitalizations.

          BALANCED FUND seeks high current income with regard for both preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities.

          INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

          INTERNATIONAL EMERGING FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers that have small market capitalizations or that are located in emerging markets.

                            INVESTMENT RESTRICTIONS

          In pursuing their respective investment objectives no Fund will:

          1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

          2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

          3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

          4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

          5. Issue any senior security except in connection with permitted borrowings;

          6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;/1/


/1/ In addition, each Fund must comply with certain state regulations that may impose additional restrictions. Arkansas and Ohio regulations currently prohibit investment of more than 10% of the Fund's assets in restricted securities. See restriction 11.

          7.  Make loans, but this restriction shall not prevent the Fund from
     (a) investing in debt obligations, (b) investing in repurchase agreements/2/, or (c) lending its portfolio securities [the Fund will not lend securities having a value in excess of 33-1/3% of its assets (valued at the time of any loan)];

          8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;/3/

          9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

          10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;/4/


          11. Invest more than (a) 5% of its total assets (valued at the time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at time of investment) in restricted securities and securities of unseasoned issuers;/5/

          12. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

----------
/2/ A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

/3/ As long as shares of the Fund are qualified for sale in Texas, the Trust will interpret "real estate" as including limited partnership interests, but excluding readily marketable securities, including publicly traded partnerships, of companies that invest in real estate.

/4/ In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. In order to comply with California law, each Fund has undertaken that it will not acquire or retain securities of any open-end investment company. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

/5/ As long as it is required to do so by the Ohio Division of Securities, the Trust will consider a security eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be a restricted security.

          13. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

          14. Invest in companies for the purpose of management or the exercise of control;

          15. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

          16. Invest more than 15% of its assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

          17. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

          18. [Oakmark Fund, Small Cap Fund and Balanced Fund only] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [International Fund and International Emerging Fund only] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

          19. [Oakmark Fund and Small Cap only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts) [Balanced Fund only] Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);/6/

          20. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

          21. Invest in options, futures or options on futures, except that it may invest in forward foreign currency contracts.

          The first 10 restrictions listed above, except the bracketed portions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

----------
/6/  Although securities represented by American Depositary Receipts
     ("ADRs") are not subject to restriction 19, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

          Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                              HOW THE FUNDS INVEST

     SECURITIES OF NON-U.S. ISSUERS

          International Fund and International Emerging Fund invest primarily in securities of non-U.S. issuers, and the other Funds each may invest a minor portion of their assets (up to 25% for Oakmark Fund and Small Cap Fund and up to 10% for Balanced Fund) in securities of non-U.S. issuers. International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

          With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

          You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

          Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse, political, social or diplomatic developments that could affect investment in these nations.

          PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund and International Emerging Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund and International Emerging Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

          CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

          Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged.

          If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, liquid assets of the Fund, such as cash, U.S. government securities or other liquid high grade debt obligations, having a value at least as great as the commitment under the forward contract will be segregated on the books of the Fund and held by the Fund's custodian while the contract is outstanding.

          At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

          It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     DEBT SECURITIES

          Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that International Fund and International Emerging Fund will not invest more than 10% of their respective total assets in securities rated below investment grade, Balanced Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

          Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

          Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

          A description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivered basis.

          At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

     ILLIQUID SECURITIES

          No Fund may invest in illiquid securities, if as a result such securities would comprise more than 15% of the value of the Fund's assets. In addition the Funds must comply with certain state regulations that may impose more restrictive limitations.

          If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

          Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees.

          Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities, although the Ohio Division of Securities currently requires each Fund to limit its investment in Rule 144A securities and securities of "unseasoned issuers" to 15% of total assets. (See restriction 11 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     SHORT SALES

          Each Fund may sell securities short against the box, that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. A Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

          In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

          Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

          Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 20% of its total assets would be involved in short sales against the box.

     TEMPORARY STRATEGIES

          Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of International Fund's investments and International Emerging Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                            PERFORMANCE INFORMATION

          From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

          Average Annual Total Return will be computed as follows:

               ERV = P(1+T)n

          Where:       P = the amount of an assumed initial investment in Fund
                           shares

                       T = average annual total return

                       n = number of years from initial investment to the end
                           of the period

                     ERV = ending redeemable value of shares held at the end
                           of the period

          For example, Total Return and Average Annual Total Return on a $1,000 investment in each of Oakmark Fund and International Fund for the following periods ended October 31, 1995 were:

                                                     Total   Average Annual
                                                    Return    Total Return
                                                    -------  ---------------
          Oakmark Fund
           One year...............................   21.55%       21.55%
           Life of Fund (from August 5, 1991).....  223.97        32.00

          International Fund
           One year...............................   (3.06)       (3.06)
           Life of Fund (from September 30, 1992).   46.59        13.20

     Because they are newly organized, similar information does not exist for Small Cap Fund, Balanced Fund or International Emerging Fund.

          Performance figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

          In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

          All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:


Barron's                  Global Finance                Pensions and Investments
Business Week             Investor's Daily              Personal Investor
Changing Times            Kiplinger's Personal Finance  Smart Money
Chicago Tribune           Los Angeles Times             Stanger Reports
Chicago Sun-Times         Money                         Time
Crain's Chicago Business  Mutual Fund Letter            USA Today
Consumer Reports          Mutual Funds Magazine         U.S. News and World
Consumer Digest           Morningstar                   Report
Financial World           Newsweek                      The Wall Street Journal
Forbes                    The New York Times            Worth
Fortune

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the Morgan Stanley EAFE (Europe, Australia and Far East) Index, a generally accepted benchmark for performance of major overseas markets, and to the following indexes or averages:

    Dow-Jones Industrial Average           Wilshire 5000

    Standard & Poor's 500 Stock Index      New York Stock Exchange Composite Index

    Standard & Poor's 400 Industrials      American Stock Exchange Composite Index

    Standard & Poor's Small Cap 600        NASDAQ Composite

    Standard & Poor's Mid Cap 400          NASDAQ Industrials

    In addition, each of Oakmark Fund, Small Cap Fund and Balanced Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; and Lipper Small Company Growth Fund Index. Each of International Fund and International Emerging Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper International Fund Index; Lipper International Equity Funds Average; Morgan Stanley Capital International World ex the U.S. Index; Morningstar International Stock Average.

     Lipper Indexes and Averages are calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                              INVESTMENT ADVISER

     The Funds' investment adviser, Harris Associates L.P. (the "Adviser"), furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds dated September 30, 1995 (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     The Agreements provide that the total annual expenses of each Fund, exclusive of taxes, interest and extraordinary litigation expenses, but including fees paid to the Adviser, shall not exceed the limits imposed by the securities regulations of any state in which the Fund's shares are qualified for sale, and the Adviser has agreed to reimburse each Fund for any such expenses in excess of such limits. The Advisor believes that currently the most restrictive limits are 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million, and 1.5% thereafter. Brokers' commissions and other charges relating to the purchase or sale of securities are not regarded as expenses for this purpose. Moreover, for purposes of calculating the expenses subject to this limitation, the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities are excluded. In addition, the Adviser has voluntarily agreed to reimburse each of Small Cap Fund, Balanced Fund and International Emerging Fund to the extent that the Fund's annual ordinary operating expenses exceed 2.5% of its average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice to the Fund. For the purpose of determining whether a Fund is entitled to any reduction in advisory fee or expense reimbursement, that Fund's expenses are calculated daily and any reduction in fee or reimbursement is made monthly.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. The annual rates of fees as a percentage of each Fund's net assets are as follows:


              FUND                                      FEE
     ----------------------       ----------------------------------------------

     Balanced                     .75%

     Oakmark 1% up to $2.5 billion; .95% on the next $1.25 billion; .90% on the next $1.25 billion; and .85% on net assets in excess of $5 billion

     International                1% up to $2.5 billion; .95% on the next $2.5
                                  billion; and .90% on net assets in excess of
                                  $5 billion

     Small Cap and                1.25%
     International Emerging


     Oakmark Fund paid advisory fees of $21,215,738, $13,431,816 and $6,164,542 for the fiscal years ended October 31, 1995, 1994 and 1993, respectively. International Fund paid advisory fees of $9,916,904, $13,080,028 and $2,151,162 for the fiscal years ended October 31,

1995, 1994 and 1993, respectively. The other Funds did not commence operations until November 1, 1995.

     The Agreement for each Fund is for an initial term expiring September 30, 1996. Each Agreement will continue from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Agreement for each Fund will terminate automatically upon the consummation of the anticipated merger of New England Mutual Life Insurance Company (which controls the Adviser) into Metropolitan Life Insurance Company. However, it is expected that concurrent with that merger the Trust will enter a new investment advisory agreement for each Fund with the Adviser on terms identical to the terms of the Fund's present Agreement except for a change in the effective date of the new agreement and an initial term expiring September 30, 1997.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc., whose directors are David G. Herro, Robert M. Levy, Roxanne M. Martino, Victor A. Morgenstern, William C. Nygren, John Raitt, Neal Ryland, Robert J. Sanborn and Peter S. Voss. Mr. Morgenstern is the president and chief executive officer of Harris Associates, Inc.

                             TRUSTEES AND OFFICERS

     Information on the trustees and officers of the Trust is included in the Funds' prospectus under "Trustees and Officers." All of that information is incorporated herein by reference.

     The addresses of the trustees are as follows:

          Christine M. Bucher           c/o Hyatt Corporation
                                        200 West Madison Street
                                        Chicago, Illinois  60606

          Michael J. Friduss            c/o MJ Friduss & Associates
                                        1555 Museum Drive
                                        Highland Park, Illinois  60035

          Thomas H. Hayden              c/o Bozell Worldwide, Inc.
                                        625 North Michigan Avenue
                                        Chicago, Illinois  60611-3110

          Victor A. Morgenstern         c/o Harris Associates L.P.
                                        Two North La Salle Street, Suite 500
                                        Chicago, Illinois  60602

          Allan J. Reich                c/o D'Ancona & Pflaum
                                        30 North La Salle Street, Suite 2900
                                        Chicago, Illinois  60602

          Marv R. Rotter              c/o Rotter & Associates
                                      5 Revere Drive, Suite 400
                                      Northbrook, Illinois  60062-1571

          Burton W. Ruder             c/o The Academy Group
                                      707 Skokie Boulevard, Suite 410
                                      Northbrook, Illinois  60062

          Peter S. Voss               c/o New England Investment Companies, L.P.
                                      399 Boylston Street
                                      Boston, Massachusetts  02116

          Gary N. Wilner, M.D.        c/o Evanston Hospital
                                      2650 Ridge Avenue
                                      Evanston, Illinois  60201

     Messrs. Morgenstern and Voss are trustees who are "interested persons" of the Trust as defined in the 1940 Act. They and Dr. Wilner are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

     At November 15, 1995, the trustees and officers as a group owned beneficially less than one percent of the outstanding shares of each Fund.

     The following table shows the compensation paid by the Trust in the fiscal year ended October 31, 1995 to each trustee who was not an "interested person" of the Trust:

                                                          AGGREGATE
                                                         COMPENSATION
          NAME OF TRUSTEE                               FROM THE TRUST*
--------------------------------------------------------------------------------

          Christine M. Bucher                              $     0
          James W. Ford                                     18,500
          Michael J. Friduss                                     0
          Thomas H. Hayden                                       0
          Allan J. Reich                                    17,500
          Burton W. Ruder                                        0
          Gary N. Wilner, M.D.                              17,500
--------------------------------------------------------------------------------

* The Trust is not part of a fund complex. Ms. Bucher and Messrs. Friduss, Hayden and Ruder became trustees on September 29, 1995.

Other trustees who are "interested persons" of The Trust, as well as the officers of the Trust, are compensated by the Adviser and not by The Trust. The Trust does not provide any pension or retirement benefits to its trustees.

                            PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of November 15, 1995 were Donald Terao, as Trustee of the Harris Associates L.P. Profit Sharing Trust, who held 8.6% of the shares of Small Cap Fund, 8.5% of the shares of Balanced Fund and 12.2% of the shares of International Emerging Fund; Victor A. Morgenstern, who owned beneficially 6.3% of the shares of Small Cap Fund and 15.4% of the shares of International Emerging Fund; Clyde and Joan McGregor, who owned beneficially 22.7% of the shares of Balanced Fund; David G. Herro, who owned 16.8% of the shares of International Emerging Fund, and American National Bank & Trust Co. of Chicago, as Trustee of the Donald Levin Revocable Trust, who owned 5.0% of the shares of International Emerging Fund. The address of American National Bank & Trust Co. of Chicago is 33 North La Salle Street, Chicago, Illinois 60690 and the address of the other named beneficial holders is Two North La Salle Street, Chicago, Illinois 60602.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "How to Purchase Shares," "How to Redeem Shares," and "Shareholder Services." All of that information is incorporated herein by reference.

     The net asset value per share of each Fund is determined by the Trust's custodian, State Street Bank and Trust Company. Securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported on the NASDAQ National Market System, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange is open for trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund or International Emerging Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the

Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

     Shares of any of the Funds may be purchased through certain financial service companies, without incurring any transaction fee. For accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. Each Fund pays a portion of those fees not to exceed the estimated fees that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem at net asset value the shares of any shareholder whose account in any Fund has a value of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

     In connection with the Exchange Plan, the Adviser acts as a Service Organization for the Government Portfolio and the Tax-Exempt Diversified Portfolio of Goldman Sachs Money Market Trust and the GS Short Duration Fund Portfolio of Goldman Sachs Trust. For its services it receives fees at rates of up to .50% of the average annual net assets of each account in those portfolios established through the Exchange Plan, pursuant to 12b-1 plans adopted by those investment companies.

                          ADDITIONAL TAX INFORMATION

     GENERAL. Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

     INTERNATIONAL FUND AND INTERNATIONAL EMERGING FUND. Dividends and distributions paid by International Fund and International Emerging Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by either of these Funds will be increased; if the result is a loss, the income dividend paid by either of these Funds will be decreased.

     Income received by International Fund or International Emerging Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Both International Fund and International Emerging Fund intend to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                       TAXATION OF FOREIGN SHAREHOLDERS

     The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by International Fund and International Emerging Fund (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by these Funds are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                            PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for Oakmark Fund and International Fund are set forth in the prospectus under "Financial Highlights." The portfolio turnover rate of each of Small Cap Fund, Balanced Fund and International Emerging Fund is not expected to exceed 100%.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each of Oakmark Fund and International Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust. The other Funds did not commence operations until November 1, 1995.

                                                            Year Ended October 31,
                                         ------------------------------------------------------------
                                                1995                 1994                 1993
                                         -------------------   -----------------    -----------------
     Oakmark Fund
       Aggregate commissions...........  $2,100,849  (100%)    $1,594,102 (100%)    $1,307,780 (100%)
       Commissions paid to affiliates..     389,339  (18.5%)      244,055 ( 15%)       336,495 ( 26%)

     International Fund
       Aggregate commissions...........  $2,609,780  (100%)    $5,170,141 (100%)    $2,336,588 (100%)
       Commissions paid to affiliates..      71,600  (2.7%)         6,980 (0.1%)           -0-


     Of the aggregate brokerage commissions paid during the 1995 fiscal year, Oakmark Fund and International Fund paid $2,098,694 and $2,609, respectively, to brokers who furnished research services.

     The brokerage commissions paid by Oakmark Fund to an affiliated person during fiscal years 1995, 1994 and 1993 were paid in connection with transactions aggregating 7.5%, 17% and 24%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by the Fund.

     The brokerage commissions paid by International Fund to an affiliated person during fiscal years 1995 and 1994 were paid in connection with transactions aggregating 1.6% and 0.3%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by the Fund.

                             DECLARATION OF TRUST

     The Agreement and Declaration of Trust under which the Trust has been organized ("Declaration of Trust") disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.

                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8510, Boston Massachusetts 02266-8510 is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Trust. The custodian also performs certain portfolio accounting services for the Funds, for which each Fund pays the custodian a monthly fee. The fee paid by Oakmark Fund is $2,500 per month. The fee paid by Oakmark International is $3,000 per month. The fee paid by each of Small Cap Fund and Balanced Fund is $2,500 per month and the fee paid by International Emerging Fund is $3,000 per month, which fees have been waived during the first six months of operations of each of the Funds. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                             FINANCIAL STATEMENTS

     Copies of the annual reports for Oakmark Fund and International Fund for the fiscal year ended October 31, 1995 accompany this Statement of Additional Information. Those reports contain financial statements, notes thereto, supplementary information entitled "Condensed Financial Information" and reports of independent auditors, all of which (but no other part of the reports) are incorporated herein by reference.

     A copy of the Funds' Prospectus and additional copies of the reports to shareholders of Oakmark Fund and International Fund may be obtained from the Trust at no charge by writing to the Trust at the address shown on the cover page of this statement of additional information, or by telephoning the number shown on the cover page.

                           APPENDIX -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S:

     AAA. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By Standard & Poor's:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                          [LOGO OF THE OAKMARK FUND]

                          The Oakmark Family of Funds
  The
Oakmark
 Fund

                                    ANNUAL
                                    REPORT
                            ----------------------
                               October 31, 1995
                            ----------------------




     The
   Oakmark
International
    Fund




                               MEMBER OF
                               ================
                                    NO LOAD
                               100% MUTUAL FUND
                                    COUNCIL
                               ================
                           No-Load Funds Managed by
                            Harris Associates L.P.

                 [OAKMARK LOGO]

           The Oakmark Family of Funds

               1995 Annual Report
               Table of Contents
Letter from the President.....................   1
The Oakmark Funds Summary.....................   2
The Oakmark Fund
   Performance Chart..........................   3
   Letter from the Fund Manager...............   3
   Financial Statements.......................   8
The Oakmark International Fund
   Performance Chart..........................  18
   Letter from the Fund Manager...............  18
   Financial Statements.......................  22
Report of Independent Public Accountants......  36
Trustees and Officers.........................  37
Other Important Information...................  37

          Questions About Your Account?
               Call 1-800-626-9392

Fellow Shareholders:

  We are pleased to present the combined annual reports for the Oakmark Family of Funds. The current report contains the fiscal 1995 information for the Oakmark and Oakmark International Funds. Subsequent annual reports will include the newly launched Oakmark Small Cap, Balanced and International Emerging Value Funds. These new Funds were available November 1, 1995.

  For the fourth quarter ended October 31, 1995 and the year as a whole, the U.S. stock market was the place to be. Oakmark Fund's returns continued to be robust, up 4.9%* in the quarter, even without participation in the technology sector. In contrast, the money flows out of foreign stocks created a challenging environment in which the Oakmark International Fund lost (5.5)%*. This decline has created some of the most compelling values we have witnessed and the performance of Oakmark International in the month following the quarter-end has us cautiously optimistic (up 3.2% from 10/31/95 to 11/29/95).

  'Tis the season for holiday cheer and investment decisions! For those of you thinking about your 1995 IRA contributions, remember these contributions can be made until April 15, 1996.

  From all of us at The Oakmark Family of Funds, we wish you a happy, healthy and prosperous new year!

                                 Sincerely,

                                 LOGO
                                 VICTOR A. MORGENSTERN
                                 President


*The Oakmark Fund's average annual total return for the twelve months ended
 September 30, 1995 and for the period August 5, 1991 (inception) through September 30, 1995 was 23.2% and 33.1% respectively. The Oakmark International Fund's average annual total return for the twelve months ended September 30, 1995 and for the period September 30, 1992 (inception) through September 30, 1995 was 1.5% and 15.8% respectively. The Funds' past performance is no guarantee of future results. Share prices and investment returns will vary, so you may have a gain or loss when you sell shares.

                           THE OAKMARK FUNDS SUMMARY

ANNUALIZED PERFORMANCE FOR PERIOD ENDED OCTOBER 31, 1995

                                                                  Since
                                3 mo.   6 mo.  1 Year   3 Years Inception
---------------------------------------------------------------------------
The Oakmark Fund                 4.9 %  12.3%  21.55 %   23.70%   32.00%(1)
The Oakmark International Fund  (5.5)%   1.8%  (3.06)%   14.40%   13.20%(2)

(1) Inception Date was August 5, 1991
(2) Inception Date was September 30, 1992

TOP FIVE HOLDINGS AND TOP FIVE INDUSTRIES AS OF OCTOBER 31, 1995

THE OAKMARK FUND

Company                          % of Total Net Assets
------------------------------------------------------
Phillip Morris Companies, Inc.            6.30%
Mellon Bank Corporation                   6.04%
Lockheed Martin Corporation               5.67%
First USA, Inc.                           4.30%
Anheuser-Busch Companies, Inc.            3.90%
Industry                               % of Fund
------------------------------------------------------
Food & Beverage                          16.10%
Other Consumer Goods & Services          11.30%
Broadcasting & Publishing                 9.40%
Other Financial                           8.80%
Aerospace & Defense                       8.20%

THE OAKMARK INTERNATIONAL FUND

Company                            % of Total Net Assets
--------------------------------------------------------
Lion Nathan Limited (New Zealand)           5.00%
Kvaerner (Norway)                           4.62%
AB Volvo (Sweden)                           4.24%
YPF Sociedad Anonima (Argentina)            3.61%
Cordiant PLC (Great Britain)                3.59%
Industry                                 % of Fund
--------------------------------------------------------
Banks                                      13.70%
Other Industrial Goods & Services           9.40%
Food                                        7.50%
Aerospace                                   7.40%
Transportation                              5.80%

            Past performance is no guarantee of future performance.

    THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (10/31/95) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX.


                             [GRAPH APPEARS HERE]


Measurement Period
(Fiscal Year Covered)        OAKMARK FUND     S&P 500
---------------=-----        ------------     -------
Measurement Pt-
08/05/91                     $10,000          $10,000
10/31/91                     $12,100          $10,201
                             $13,910          $10,719
                             $14,660          $10,946
                             $15,910          $11,279
10/31/92                     $17,110          $11,216
                             $19,913          $11,857
                             $20,136          $11,957
                             $22,052          $12,276
10/31/93                     $24,504          $12,892
                             $25,648          $13,372
                             $24,855          $12,593
                             $25,321          $12,896
10/31/94                     $26,653          $13,401
                             $26,480          $13,444
                             $28,869          $14,803
                             $30,883          $16,263
10/31/95                     $32,397          $16,931

10/31/95 NAV $28.47

                                                     Average Annual Total Return*
                                                           Through 10/31/95
                                                   ---------------------------------
                       Total Return* Total Return*               From Fund Inception
                        Last 3 mos.   Last 6 mos.  From 10/31/94       8/5/91
                       ------------- ------------- ------------- -------------------
THE OAKMARK FUND           4.9%          12.3%         21.6%            32.0%
Standard & Poor's 500
 Stock Index*              4.1%          14.4%         26.3%            13.2%
Dow-Jones Industrial
 Average*                  1.6%          11.4%         24.8%            14.4%
Value Line Composite
 Index*                   (1.8)%          6.6%         10.1%             6.6%

REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER

Dear Fellow Shareholders:

  The Oakmark Fund's fiscal year ended October 31, 1995 was a good one. The most significant macroeconomic factor in the strong performance of equities was the dramatic decline in long-term interest rates, driven by continued low levels of inflation. This is confirmed by the price action of the planet's two most important commodities--gold and oil--both of which declined in price over the year.

  While our Fund generated large absolute returns, its performance lagged behind that of the Standard and Poor's 500. (As Dickens wrote,

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow-Jones Average includes only 30 big companies. The Value Line index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future performance.
LOGO

"It was the best of times, it was the worst of times.") This relative underperformance is due to our Fund's lack of high technology holdings. These sectors were among the best-performing in the market during the past year; software, semiconductor, and biotechnology stocks were up an average of fifty-five (!) percent in the past twelve months. As I indicated in my letter last quarter, these stocks do not meet our investment criteria.

  The companies in our portfolio generally experienced very good business results in the past year. Of our top twenty holdings of a year ago, only one had results that were significantly less than our expectations. Despite the strong performance of our Fund, lower interest rates and the growth in underlying value of our holdings lead me to conclude that the value in our Fund is as good today as it was a year ago. As I have written before, we spend our time monitoring and analyzing the businesses of which all of us are part owners, not in trying to anticipate stock price changes.

  Two large sectors--consumer brands and financial services-- constitute almost half of our Fund's value. Our larger consumer brand stocks--Philip Morris, Knight Ridder, Anheuser-Busch, Black & Decker, American Brands, Heinz--are all very high-quality, high-return, high-barrier-to-entry businesses with dominant market positions, very loyal end-users, and (to varying degrees) tremendous international opportunities. These companies are prime beneficiaries of the unfolding globalization of the economy. Yet, the market continues to place valuations on them that do not sufficiently differentiate them from more average companies in more competitive businesses.

  Our large financial services holdings--First USA, Mellon, Torchmark, and AMBAC--have strong niche businesses and benefit from the ongoing consolidation of the financial services industry. We believe that this consolidation is a win/win proposition for the buyers and sellers (a dynamic we have experienced in our defense industry investments). Yet, they each sell at modest valuations at steep discounts to their underlying value.

  We continue to frame, and will always frame, the investment process as buying an ownership piece of a business for the long term, not as buying merely a piece of paper for the short term. We sold only one of our ten largest holdings of a year ago. Eli Lilly reached our estimate of value and we sold the stock. Trading is expensive--there are commissions, price impacts, and capital gains taxes--and we attempt to minimize our trading activity. Our Fund's turnover is one-seventh that of the typical equity fund. I believe that the largest edge we have is our long-term investment time-frame.

  What's ahead for 1996? While we do not base any of our investment decisions on predicting macroeconomic variables, let me cite two that are positive for the equity market. The first is the all-time high level of merger and acquisition activity. Many public companies continue to be acquired at substantial premium to public market prices. The globalization of the economy and the efficacy of technology within companies will continue to drive this process. The second factor is the political revolution that is in its early stages in the USA. There is broad consensus that our federal government is too big, too inefficient, and too expensive. The inevitable downsizing of the government--more than 40 percent of our GDP is spent by local, state, and federal governments!-- should result in lower interest rates in the medium term (which will have a positive impact on equity valuations). In the long term, a rationalization of our tax system, perhaps in the form of a flat tax regime, will unleash the tremendous potential of our economy. This process will have a very significant impact on all aspects of our economy.

  I believe that we at Harris Associates have a time-tested investment philosophy, great people, and a nonbureaucratic culture. These attributes should allow us to continue to add value. We remain focused on generating results that will continue to allow you (and us!!) to realize your financial goals.

  On a personal note, I cannot believe we are in our fifth year. On behalf of everyone at Harris Associates, I thank you for your support. Managing your hard-earned money remains a great challenge and a great honor.

A PRIMER ON GOODWILL

  As I write this, we are in the midst of the season of goodwill to all people. Yet, in the financial world, goodwill has a far different meaning. Goodwill usually results when a company acquires another company at a price greater than the acquiree's book value. Book value is a balance sheet item that represents the retained book earnings of a company. It has little relation to the true economic value of a company and, therefore is a number we ignore.

  Goodwill affects the income statement through the accounting process of amortization. Amortization refers to the gradual write-downs of the goodwill, generally over forty years. The word amortization itself is derived from the Latin word for death, and means to "kill off the goodwill." This amortization reduces reported earnings for the entire time period. However, it is important to recognize that it is a non-cash reduction in earnings that has no effect on the intrinsic value of a company.

  Let me give an example from one of our holdings, Philip Morris (MO). As of 12/30/94, MO had goodwill totalling $19.7 billion, which represented over 37 percent of its total book assets. Most of this was incurred through its purchase of Kraft in 1988. This goodwill resulted in the amortization of $600 million in the year 1994, which reduced reported earnings per share (EPS) by $0.58 (compared to total net EPS of $5.45). Yet, MO can use this $600 million to make an acquisition, repurchase its own shares, or do any number of things to grow shareholder value.

  A patient shareholder is probably by now muttering. "What's with this goodwill, why is he boring me with this stuff?" Well, seven of our ten largest holdings have meaningful amounts of goodwill that reduce reported EPS. In our view, the market tends to ignore the economic value of the goodwill. For instance, a leading Wall Street brokerage firm recently issued a report on MO that concludes that MO should sell at its historical relative P/E ratio of 75 percent of the market. This, of course, ignores the fact that MO's earnings are artificially reduced by the amortization charge.

  We evaluate our investments, and all potential investments, as if we were buying the entire business. Thus, we tend to regard some financial parameters (i.e., cash flow) more highly than others regarded more highly by the investment community (i.e., reported EPS). Since we firmly believe that market price and value ultimately converge, our approach is intellectually coherent and, we believe, gives us an edge.

BILLY JOHNSON UPDATE

  An E-mailing shareholder from California writes, "Who the heck is Billy "White Shoes" Johnson?" Well, he was a wide receiver for the Houston Oilers and was an early pioneer of in-your-face touchdown celebrations. Some of you may remember my allusion to Johnson in last quarter's letter. I wrote that, when my prediction on the likely under-performance of high technology stocks comes to fruition, I will do some similar in-your-face crowing.

  Well, as I write this on November 28, Netscape (NSCP) is trading at $138, up more than 75 percent from just last quarter. So, Billy is bruised, but he knows that we are early in the first quarter, and all that matters is who wins the game.

  I had the pleasure of making a presentation recently with a very nice guy who manages a pure technology hedge fund. His fund was up over 80 percent this year. He gave very compelling background on the growth of the Internet and how useful technology is, and so forth. Then, some curmudgeon in the crowd, (perhaps a shareholder of The Oakmark Fund), broke the balloon, and asked about the "ridiculous" valuations of these stocks. The manager's sole justification was that technology currently represents "only" thirteen percent of the value of the Standard & Poor's 500, and he saw no reason why it could not get as high as thirty percent. After all, the energy sector got that high in 1980.

  Shareholders, that is not an intellectually coherent investment approach. If that is the best reason to own technology stocks, Billy will be celebrating soon.

OAK LEAF CLUSTER

  We award the Oak Leaf Cluster to that individual whose input into our Fund had the greatest positive impact on performance. This year the coveted honor goes to our very own John Raitt for his work on the defense stocks. Since these stocks go back to the early days of the Fund, it represents sort of a Lifetime Achievement Award. Lockheed Martin has more than doubled from our cost and McDonnell Douglas has appreciated more than 67 percent. Congratulations, John! On behalf of all shareholders, we like you, we like you!

                                                              ROBERT J. SANBORN
                                                              Portfolio Manager
                                                                 harjs @aol.com
                                                              November 28, 1995

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995

 Shares Held             Common Stocks                Market Value
-------------------------------------------------------------------
COMMON STOCKS--93.1%
FOOD & BEVERAGE--16.1%
 2,106,500   Philip Morris Companies Inc.            $  177,999,250
 1,669,100   Anheuser-Busch Companies, Inc.             110,160,600
 1,619,100   H.J. Heinz Company                          75,288,150
 1,420,800   Nabisco Holdings Corp.                      38,184,000
 1,571,900   Interstate Bakeries                         33,599,362
   430,000   The Quaker Oats Company                     14,673,750
   200,000   International Dairy Queen, Inc. (a)          4,250,000
                                                     --------------
                                                        454,155,112

APPAREL--.3%
   388,500   K-Swiss Inc.                                 4,419,188
   620,600   J. Baker Inc.                                3,568,450
                                                     --------------
                                                          7,987,638

RETAIL--4.4%
 2,920,000   Federated Department Stores, Inc. (a)       74,095,000
 1,600,000   Zale Corporation (a)                        23,600,000
 1,000,000   Carson Pirie Scott & Co. (a)                16,875,000
   600,000   Cole National Corporation (a)                7,350,000
   777,500   Best Products Co., Inc. (a)                  3,838,906
    53,800   Rex Stores Corporation (a)                     914,600
                                                     --------------
                                                        126,673,506

OTHER CONSUMER GOODS & SERVICES--11.3%
 1,982,800   American Brands, Inc.                       85,012,550
 2,437,900   The Black & Decker Corporation              82,583,861
   477,700   The Clorox Company                          34,274,975
   957,500   Whitman Corporation                         20,346,875
   440,200   First Brands Corporation                    20,139,150
   583,800   GC Companies, Inc. (a)                      18,827,550
   400,000   Stanhome Inc.                               12,200,000
   750,000   Arctco Inc.                                  8,437,500
   575,000   JUNO Lighting Inc.                           8,337,500
   601,500   Justin Industries, Inc.                      6,015,000
   281,500   Rollins, Inc.                                5,911,500
   395,000   Mikasa, Inc. (a)                             5,135,000
   257,600   Paragon Trade Brands, Inc. (a)               4,089,400
   100,000   Alberto-Culver Company                       2,700,000
   225,525   Rauch Industries, Inc.                       2,227,059
    51,500   Polaroid                                     2,201,625
   107,000   Armor All                                    1,765,500
   304,000   Drypers Corporation (a)                        798,000
                                                     --------------
                                                        321,003,045

OIL--.4%
   270,000   Murphy Oil Corporation                      10,226,250

BANKS--6.1%
 3,406,550   Mellon Bank Corporation                    170,753,319
   340,000   River Bank America (a)                       2,465,000
                                                     --------------
                                                        173,218,319

                See accompanying notes to financial statements.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                 Common Stocks                   Market Value
--------------------------------------------------------------------------
INSURANCE--6.5%
 2,496,400   Torchmark Corporation                          $  103,600,600
   984,700   American Financial Group, Inc.                     27,571,600
   928,200   Old Republic International                         26,569,725
   501,300   Acordia, Inc.                                      13,785,750
   331,930   MAIC Holdings, Inc. (a)                            10,123,865
    85,000   Meridian Insurance Group                            1,168,750
                                                            --------------
                                                               182,820,290

OTHER FINANCIAL--8.8%
 2,640,500   First USA, Inc.                                   121,463,000
 2,194,900   AMBAC Inc.                                         92,460,163
   620,000   Capital One Financial Corporation                  15,190,000
   204,400   Fund American Enterprises Holdings, Inc. (a)       14,103,600
   330,000   Duff & Phelps Corporation                           3,588,750
   102,200   White River Corporation (a)                         3,551,450
                                                            --------------
                                                               250,356,963

BROADCASTING & PUBLISHING--9.4%
 6,329,179   Tele-Communications, Inc. Class A (a)             107,596,043
 1,715,400   Knight-Ridder, Inc.                                95,204,700
 1,432,294   TCI Communications, Inc. (a)                       35,270,240
   400,000   Gannett                                            21,750,000
   500,000   Adelphia Communications Corp. (a)                   4,375,000
   200,000   Jones Intercable, Inc. (a)                          2,500,000
                                                            --------------
                                                               266,695,983

COMPUTER SYSTEMS--.5%
 1,014,000   Control Data Systems, Inc. (a)                     13,435,500
   210,000   InaCom Corporation (a)                              2,100,000
                                                            --------------
                                                                15,535,500

PHARMACEUTICAL--3.1%
   975,000   American Home Products Corporation                 86,409,375

MANAGED CARE SERVICES--3.4%
 1,740,000   Foundation Health Corporation (a)                  73,732,500
   420,000   Physicians Health Services, Inc. (a)               13,965,000
   500,000   Laboratory Corporation of America Holdings          4,250,000
   270,000   Right CHOICE Managed Care, Inc. (a)                 3,442,500
                                                            --------------
                                                                95,390,000

MEDICAL PRODUCTS--2.4%
   648,900   Sybron Corporation (a)                             27,578,250
   502,000   St. Jude Medical, Inc. (a)                         26,731,500
   550,000   Spacelabs Medical, Inc. (a)                        14,162,500
                                                            --------------
                                                                68,472,250

AEROSPACE & DEFENSE--8.2%
 2,351,750   Lockheed Martin Corporation                       160,212,969
   610,000   McDonnell Douglas Corporation                      49,867,500
   779,600   Logicon, Inc.                                      17,833,350
    54,200   Alliant Techsystems, Inc. (a)                       2,520,300
                                                            --------------
                                                               230,434,119

                See accompanying notes to financial statements.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                Common Stocks                 Market Value
-----------------------------------------------------------------------
FURNITURE & TEXTILES--0%
   363,000   Forstmann & Company, Inc. (a)                $     113,438

MACHINERY AND METAL PROCESSING--.1%
   237,500   Encore Wire Corporation (a)                      2,493,750

OTHER INDUSTRIAL GOODS & SERVICES--4.6%
 1,699,700   The Geon Company                                42,280,038
   508,000   Great Lakes Chemical Corporation                34,099,500
   550,000   OM Group, Inc.                                  15,950,000
   191,200   Bandag, Incorporated Class A                     9,536,100
   554,200   SPX Corporation                                  8,590,100
   190,000   USG Corp. (a)                                    5,533,750
   170,000   UCAR International Inc. (a)                      4,845,000
   175,000   American Home Star Corporation (a)               2,800,000
   182,600   Amtrol Inc.                                      2,784,650
    60,200   Exide                                            2,641,275
    50,000   Griffon Corporation (a)                            418,750
    71,300   Detrex Corporation (a)                             409,975
                                                          -------------
                                                            129,889,138

COMMERCIAL REAL ESTATE--1.0%
 1,957,200   Host Marriott Corporation (a)                   24,220,350
   585,700   Catellus Development Corporation (a)             3,221,350
                                                          -------------
                                                             27,441,700

FOREIGN SECURITIES--6.5%
 2,650,000   DeBeers Consolidated Mines Limited ADR (b)      72,875,000
 3,276,500   YPF Sociedad Anonima (b)                        56,110,062
   888,200   Telefonos de Mexico, S.A. de C.V. (b)           24,425,500
   547,700   EVC International NV                            17,182,881
   697,500   Scitex Corporation Limited                      12,119,063
                                                          -------------
                                                            182,712,506
             TOTAL COMMON STOCKS (COST: $2,133,912,975)   2,632,028,882

COMMERCIAL PAPER--7.1%

American Express Credit Corp., 5.70% due 11/22/95   6,000,000
American Express Credit Corp., 5.70% due 11/24/95   5,000,000
American Express Credit Corp., 5.70% due 11/30/95   8,000,000
American Express Credit Corp., 5.70% due 12/13/95   5,000,000
Ford Motor Credit Corp., 5.70% due 11/01/95         5,000,000
Ford Motor Credit Corp., 5.71% due 11/01/95         4,000,000
Ford Motor Credit Corp., 5.76% due 11/02/95         6,000,000
Ford Motor Credit Corp., 5.70% due 11/03/95         8,000,000
Ford Motor Credit Corp., 5.69% due 11/13/95         9,000,000
Ford Motor Credit Corp., 5.70% due 11/17/95         5,000,000
Ford Motor Credit Corp., 5.70% due 11/20/95         6,000,000
Ford Motor Credit Corp., 5.69% due 11/21/95         2,000,000
Ford Motor Credit Corp., 5.70% due 11/27/95        10,000,000

                See accompanying notes to financial statements.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)
COMMERCIAL PAPER--7.1% (CONT.)

Ford Motor Credit Corp., 5.70% due 11/28/95         $    4,000,000
Ford Motor Credit Corp., 5.70% due 11/29/95              4,000,000
Ford Motor Credit Corp., 5.70% due 12/01/95              7,000,000
Ford Motor Credit Corp., 5.70% due 12/04/95              7,000,000
Ford Motor Credit Corp., 5.70% due 12/05/95             10,000,000
Ford Motor Credit Corp., 5.70% due 12/06/95              3,000,000
Ford Motor Credit Corp., 5.70% due 12/07/95              6,000,000
Ford Motor Credit Corp., 5.70% due 12/08/95              6,000,000
Ford Motor Credit Corp., 5.70% due 12/11/95              6,000,000
Ford Motor Credit Corp., 5.71% due 12/12/95              4,000,000
General Electric Capital Corp., 5.68% due 11/02/95       7,000,000
General Electric Capital Corp., 5.65% due 11/06/95       5,000,000
General Electric Capital Corp., 5.67% due 11/07/95       7,000,000
General Electric Capital Corp., 5.67% due 11/08/95       9,000,000
General Electric Capital Corp., 5.67% due 11/09/95       6,000,000
General Electric Capital Corp., 5.67% due 11/10/95      10,000,000
General Electric Capital Corp., 5.70% due 11/14/95       7,000,000
General Electric Capital Corp., 5.70% due 11/15/95       6,000,000
General Electric Capital Corp., 5.71% due 11/16/95       4,000,000
General Electric Capital Corp., 5.70% due 12/13/95       4,000,000
                                                    --------------
    TOTAL COMMERCIAL PAPER (Cost: $201,000,000)        201,000,000
                                                    --------------
Total Investments--100.2% (Cost: $2,334,912,975)     2,833,028,882
Other liabilities, less other assets (.2)%              (5,959,863)
                                                    --------------
    TOTAL NET ASSETS--100%                          $2,827,069,019
                                                    ==============

-----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) At October 31, 1995, net unrealized appreciation of $498,115,907 for federal income tax purposes consisted of gross unrealized appreciation of $553,289,304 and gross unrealized depreciation of $55,173,397. Cost for federal income tax purposes was $2,334,912,975.

                See accompanying notes to financial statements.

THE OAKMARK FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1995

ASSETS
Investments, at value (cost: $2,334,912,975)                    $2,833,028,882
Cash                                                                   545,778
Receivable for:
 Securities Sold                                      4,853,140
 Fund Shares Sold                                     5,749,257
 Dividends and Interest                               4,713,433     15,315,830
                                                     ----------
Other Assets                                                            28,583
                                                                --------------
                                                                 2,848,919,073
LIABILITIES AND NET ASSETS
Payable for:
 Securities Purchased                                18,076,273
 Fund shares redeemed                                   900,361
 Due to Adviser                                       2,377,099
 Other                                                  496,321
                                                     ----------
   Total liabilities                                                21,850,054
                                                                --------------
Net assets applicable to Fund shares outstanding                $2,827,069,019
                                                                ==============
Fund Shares Outstanding                                             99,284,171
                                                                ==============
PRICING OF SHARES
Net asset value per share                                               $28.47
                                                                ==============
ANALYSIS OF NET ASSETS
Paid in Capital                                                 $2,218,201,560
Accumulated undistributed net realized gain on sale
 of investments and foreign currency transactions                   87,367,855
Net unrealized appreciation of investments                         498,115,907
Accumulated undistributed net investment income                     23,383,697
                                                                --------------
Net assets applicable to Fund shares outstanding                $2,827,069,019
                                                                ==============


                See accompanying notes to financial statements.

THE OAKMARK FUND
STATEMENT OF OPERATIONS--OCTOBER 31, 1995

                                                               Year Ended
                                                            October 31, 1995
                                                            ----------------
Investment Income:
 Dividends (net of withholding of $354,146)                   $ 42,140,243
 Interest                                                       10,886,088
                                                              ------------
   Total investment income                                      53,026,331
                                                              ------------
Expenses:
 Investment advisory fee                                        21,215,738
 Transfer and dividend disbursing agent fees and expenses        3,144,790
 Custodian and accounting fees and expenses                        268,307
 Legal fees and expenses                                            70,564
 Audit fees and expenses                                            27,850
 Trustees fees and expenses                                         29,837
 Registration and blue sky expenses                                165,178
 Reports to shareholders                                           334,371
 Amortization of organization cost                                  34,675
 Other--net                                                        162,098
                                                              ------------
   Total expenses                                               25,453,408
                                                              ------------
Net investment income                                           27,572,923
Net realized and unrealized gain on investments
 Net realized gain on sale of investments                       87,157,237
 Net realized gain (loss) on foreign currency transactions         (37,102)
 Net change in unrealized appreciation                         320,305,458
                                                              ------------
Net realized and unrealized gain on investments                407,425,593
                                                              ------------
Net increase in net assets resulting from operations          $434,998,516
                                                              ============



                See accompanying notes to financial statements.

THE OAKMARK FUND
STATEMENT OF CHANGES IN NET ASSETS--OCTOBER 31, 1995

                                                 Year Ended       Year Ended
                                              October 31, 1995 October 31, 1994
-------------------------------------------------------------------------------
From Operations:
 Net investment income                         $   27,572,923   $   16,288,352
 Net realized gain on sale of investments          87,157,237       96,029,651
 Net realized gain (loss) on foreign cur-
  rency transactions                                  (37,102)             --
 Net change in unrealized appreciation            320,305,458          386,607
                                               --------------   --------------
   Net increase in net assets from operations     434,998,516      112,704,610
Distributions to shareholders from:
 Net investment income (per share $.231 in
  Fiscal Year 1995 and $.23 in Fiscal Year
  1994)                                           (15,107,181)     (10,879,838)
 Net realized short-term gain (per share
  $.7277 in Fiscal Year 1995 and $.41 in
  Fiscal Year 1994)                               (47,575,398)     (19,428,508)
 Net realized long-term gain (per share
  $.7411 in Fiscal Year 1995 and $.36 in
  Fiscal Year 1994)                               (48,452,482)     (17,059,178)
                                               --------------   --------------
                                                 (111,135,061)     (47,367,524)
From Fund share transactions:
 Reinvestment of dividends and capital gains
  distributions                                   106,504,973       45,046,719
 Proceeds from shares sold                      1,384,343,262    1,168,751,822
 Payments for shares redeemed                    (664,894,744)    (708,888,845)
                                               --------------   --------------
   Net increase in net assets from Fund share
    transactions                                  825,953,491      504,909,696
                                               --------------   --------------
Total increase in net assets                    1,149,816,946      570,246,782
Net assets:
 Beginning of period                            1,677,252,073    1,107,005,291
                                               --------------   --------------
 End of period (including undistributed net
  investment income of $23,383,697 and
  $10,917,955, respectively)                   $2,827,069,019   $1,677,252,073
                                               ==============   ==============


                See accompanying notes to financial statements.

HARRIS ASSOCIATES INVESTMENT TRUST
THE OAKMARK FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The following are the significant accounting policies of The Oakmark Fund ("the Fund"), a series of the Harris Associates Investment Trust (a Massachusetts business trust).

Security valuation--

  Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Trustees.

Security transactions and investment income--

  Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

  Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the closing of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders--

  No provision is made for Federal income taxes since the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

2. TRANSACTIONS WITH AFFILIATES

  The Fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Fund pays the Adviser monthly fees at the annual rate of 1% of the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% of the net assets of the fund in excess of $5 billion as determined at the end of each preceding calendar month. The investment advisory agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.

  In connection with the organization of the Fund, expenses of approximately $146,500 were advanced to the Fund by the Adviser. These expenses are being reimbursed to the Adviser and amortized by the Fund on a straight line basis through July, 1996.

  The Fund's initial shareholder has agreed that, if any of the initial shares are redeemed during the first 60 months of the Fund's operations, the proceeds of redemption will be reduced by the pro rata share of the unamortized expenses as of the date of redemption, to the extent the Fund is obligated to reimburse such expenses to the Adviser. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

  Certain officers and trustees of the Fund are also executives and employees of the Adviser. The Fund makes no direct payments to its officers who are affiliated with the Adviser. The Fund paid trustees fees of $29,837 in 1995 and $16,000 in 1994 to trustees of the Fund not affiliated with the Adviser.

  During the periods ended October 31, 1995 and October 31, 1994 the Fund incurred brokerage commissions of $2,100,849 and $2,286,161, respectively, of which $389,339 and $244,055 were paid to an affiliate of the Adviser.

3. FUND SHARE TRANSACTIONS

  Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares (in thousands):

                                              Year ended       Year ended
                                           October 31, 1995 October 31, 1994
----------------------------------------------------------------------------
Shares issued in reinvestment of dividend
 and capital gain distributions                  4,782            1,948
Shares sold                                     54,044           48,461
Less shares redeemed                           (26,065)         (29,668)
                                               -------          -------
Net increase in shares outstanding              32,761           20,741
                                               =======          =======

4. INVESTMENT TRANSACTIONS

                                                Year ended       Year ended
                                             October 31, 1995 October 31, 1994
------------------------------------------------------------------------------
Investment securities (excluding short term
 securities) in thousands:
 Purchases                                      $1,085,381        $733,331
 Proceeds from sales                               359,990         366,527

THE OAKMARK FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                Year ended October 31,                Period ended
                            1995      1994      1993     1992       Oct. 31, 1991(a)
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  25.21  $  24.18  $  17.11  $ 12.10          $10.00
Income From Investment
 Operations:
 Net Investment Income
  (Loss)                      0.30      0.27      0.17    (0.03)(d)       (0.01)
 Net Gains or Losses on
  Securities (both
  realized and
  unrealized)                 4.66      1.76      7.15     5.04            2.11
                          --------  --------  --------  -------         -------
   Total From Investment
    Operations                4.96      2.03      7.32     5.01            2.10
Less Distributions:
 Dividends (from net
  investment income)         (0.23)    (0.23)    (0.04)      --              --
 Distributions (from
  capital gains)             (1.47)    (0.77)    (0.21)      --              --
                          --------  --------  --------  -------         -------
   Total Distributions       (1.70)    (1.00)    (0.25)      --              --
Net Asset Value, End of
 Period                   $  28.47  $  25.21  $  24.18  $ 17.11          $12.10
                          ========  ========  ========  =======         =======
Total Return                21.55%     8.77%    43.21%   41.40%          87.10%*
Ratios/Supplemental
 Data:
 Net Assets, End of
  Period ($ million)      $2,827.1  $1,677.3  $1,107.0  $ 114.7         $   4.8
 Ratio of Expenses to
  Average Net Assets         1.17%     1.22%     1.32%    1.70%           2.50%(b)*
 Ratio of Net Income
  (Loss) to Average Net
  Assets                     1.27%     1.19%     0.94%  (0.24)%         (0.66)%(c)*
 Portfolio Turnover Rate       18%       29%       18%      34%              0%

-----------
   *Ratios for the period have been determined on an annualized basis.
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) Based on average month-end shares outstanding.

  THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS
                   INCEPTION (9/30/92) TO PRESENT (10/31/95)
             AS COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX.


                             [GRAPH APPEARS HERE]


Measurement Period           THE OAKMARK      M.S. WORLD
(Fiscal Year Covered)        INTERNATIONAL    EX U.S. INDEX
-------------------          -------------    ---------
Measurement Pt-
09/30/92                     $10,000          $10,000
10/31/92                     $ 9,800          $ 9,505
                             $10,833          $ 9,621
                             $12,105          $11,764
                             $12,607          $12,233
10/31/93                     $14,454          $12,981
                             $16,487          $13,786
                             $15,382          $13,664
                             $15,194          $13,899
10/31/94                     $15,121          $14,265
                             $13,698          $13,124
                             $14,399          $14,437
                             $15,506          $14,911
10/31/95                     $14,659          $14,248

                                                     Average Annual Total Return*
                                                           Through 10/31/95
                                                     ----------------------------
                         Total Return* Total Return*               From Inception
                          Last 3 mos.   Last 6 mos.  From 10/31/94    9/30/92
                         ------------- ------------- ------------- --------------
OAKMARK INTERNATIONAL        (5.5)%         1.8%         (3.1)%        13.2%
Morgan Stanley World ex
 U.S.*                       (4.5)%        (1.3)%        (0.1)%        12.2%
Morgan Stanley EAFE*         (4.6)%        (1.6)%        (0.4)%        12.3%
Lipper Analytical
 International
 Fund Average*               (2.1)%         4.7%         (0.6)%        12.6%

10/31/95 NAV $12.97

REPORT FROM DAVID G. HERRO, PORTFOLIO MANAGER

Dear Fellow Shareholders:

  A large ship that carries cargo across the ocean will no doubt encounter many types of conditions on its journey; anything from clear skies and still water to the occasional storm at sea. But to an experienced crew with a good ship, the weather really doesn't make much difference. They've made the trip many times before and always deliver the goods to port.

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future performance.
LOGO

  In many ways the Oakmark International Fund is experiencing this type of journey. The past year has been turbulent, to say the least. Most foreign markets have been weak since the peso crisis of last year, and our Fund has not escaped the consequences. On a relative basis it's been particularly difficult to compete against the booming U.S. market. But our results are positive, and as I write this (December 1, 1995) our Fund is now up 7.25%* since January 1, 1995.


THE GLOBAL PICTURE

  The Fund's performance in recent months can be traced to three factors: geographic exposure, industry focus and global money flows. First, the Fund's Latin American investments (particularly Mexico) have significantly underperformed. These markets continue to be buffeted by currency and political speculation. Second, investors concerned with the declining rate of worldwide industrial growth, have avoided many of the cyclical companies we find extremely undervalued. Lastly, the flow of investment funds is running against us. We have heard from the large global brokerage firms that there continues to be strong flows of money into the U.S. market and out of foreign markets, generally causing downturns and price volatility in the foreign markets.

  So, like our ocean freighter analogy, while we have hit some rough water and our speed has slowed, we continue to proceed toward our destination. The most recent weeks indicate we may see smoother water ahead.

  I remain extremely optimistic about the prospects for both the Fund and foreign makets. The companies we own are strong and diverse, and most importantly, they are selling at bargain basement prices. Consider the following:

TELEMEX (4% OF THE PORTFOLIO)

  CURRENT SITUATION: Down 13.5% in the four weeks through October 31, 1995 yet up 21.5% for the month of November.

  REASON FOR OPTIMISM: Telemex will generate more than $1 billion (U.S. dollars) a year in free cash with just a trace of debt. The company has been actively buying back stock and has proposed buying even more. All of this has occurred during a harsh recession in Mexico. The stock sells at a price less than 10 times earnings and long-term prospects are bright.

VOLVO (4% OF THE PORTFOLIO)

  CURRENT SITUATION: Down 12% in the four weeks through October 31, 1995, and down 9% for the month of November.

  REASON FOR OPTIMISM: The company has recognized its problems, replaced management and is attacking costs. With planned asset sales, by 1997 half of the current share price will be in cash on the balance sheet. Management has pledged to use this cash to bolster shareholder value. On an adjusted basis, the stock sells at just 3 times earnings.

ASIA PULP AND PAPER (3% OF THE PORTFOLIO)

  CURRENT SITUATION: Down 15.4% in the four weeks through October 31, 1995, yet up 1.2% for the month of November. The stock was down due to fears of weaker pulp prices. The fears are overdone! There is little new pulp capacity on the horizon, and thus prices will soon stabilize. The company is one of the world's lowest cost producers and is located in the world's fastest growing region.

  REASON FOR OPTIMISM: It's clear that fears of paper and pulp prices collapsing have been overdone. These prices are supply driven and there is little new capacity coming on stream. The company sells at 4 times normal earnings and below book value.

  These are just few examples in overseas markets where current share prices do not come close to reflecting true value. This is the nature of equity market investment; over short periods of time price and value seldom match. We believe patient investors will be rewarded, because over the longer term share prices tend to reflect value. Just as storms at sea eventually subside, value and price converge.

TRAVELLER'S LOG...AUSTRALASIA

  In my last quarterly letter I briefly mentioned the differences between the Australian and New Zealand economies. They can be as opposite as night and day, yet they share some similarities as well. For example, both countries seem to be keenly aware of good corporate governance and have responsible, owner-oriented managements. However, the macroeconomic environment of the two countries are quite distinctive.

NEW ZEALAND

  MACRO: During the past 10 years New Zealand has completely deregulated and embraced just about every free market reform imaginable. The results are stunning: huge budget surpluses, surging productivity, very low unemployment, strong economic growth and low inflation.

  MICRO: We have been able to find a number of examples of strong, competitive companies, though most have proven to be too small for the Fund. Our lone New Zealand position is LION NATHAN, which brews Steinlager and other drinks brands. Lion has close to 50% of the Australasian beer market and is a franchisee for both Pepsi and Gatorade. In addition, the company has opened up brewing operations in China that already are profitable. Lion has wisely used its free cash flow to pay down debt, increase dividends and make intelligent investments.

AUSTRALIA

  MACRO: The country has archaic collective bargaining agreements and is not as open as it should be. As one might predict, Australia has lagged behind New Zealand in productivity and employment growth while suffering a higher rate of inflation. They are still running huge "normalized" budget deficits as well.

  MICRO: Despite the macro picture, we have found good values in Australia. PIONEER INTERNATIONAL is an excellent example of an extremely well-run, global company. Pioneer has global building materials businesses (concrete, aggregates, cement, etc.) that are well positioned for the continuing boom in global infrastructure development. On top of this, they have prudently used cash to pay down debt and expand their global franchises to the fast growing regions of the world.

  Ideally, over time Australia will adopt policies similar to New Zealand, adding a positive new element to the Australasian economic environment!

                                                                 DAVID G. HERRO
                                                              Portfolio Manager
                                                                 OAKIX @aol.com
                                                       72242. 772@COMPUSERV.COM
                                                               December 1, 1995

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995

 Shares Held                                    Description        Market Value
-------------------------------------------------------------------------------
COMMON STOCKS--94.5%
CONSUMER NON-DURABLES--4.4%
 90,210,000  Yue Yuen Industrial
              (Holdings) Limited (Hong    Athletic Footwear
              Kong)                        Manufacturing           $ 23,626,790
     61,533  Chargeurs S.A. (France)      Entertainment & Wool
                                           Production Holding
                                           Company                   12,658,676
                                                                   ------------
                                                                     36,285,466

FOOD--7.5%
 18,069,300  Lion Nathan Limited (New
              Zealand)                    New Zealand Brewer         41,031,350
  4,939,000  Leong Hup Holdings Berhad
              (Malaysia)                  Major Poultry Operation
                                           in Malaysia and KFC
                                           Operator                   7,463,896
  3,300,265  Burns, Philp & Company
              Limited (Australia)         Yeast and Spices            7,390,904
     36,970  Lotte Chilsung Beverage
              (Korea)                     Manufacturer of Soft
                                           Drinks, Juices, & Sport
                                           Drinks                     5,314,906
                                                                   ------------
                                                                     61,201,056

HOUSEHOLD PRODUCTS--3.5%
  2,017,853  Reckitt & Colman PLC
              (Great Britain)             Household Cleaners and
                                           Air Fresheners            21,470,594
  3,430,600  London International Group
              PLC (Great Britain)         Latex Products              7,105,274
                                                                   ------------
                                                                     28,575,868

RETAIL--4.9%
 24,995,000  Giordano Holdings Limited
              (Hong Kong)                 East Asian Clothing
                                           Retailer & Manufacturer   20,689,887
    462,900  Macintosh (Netherlands)      Non-Food Specialty
                                           Retailer                  13,495,627
 16,702,189  Alparagatas Sociedad
              Anonima Industrial Y
              Comercial (Argentina)       Textiles                    5,928,684
                                                                   ------------
                                                                     40,114,198

TELECOMMUNICATIONS--5.4%
  1,049,700  Telefonos de Mexico, S.A.
              de C.V.                     Telephone Company in
              (Mexico) (b)                 Mexico                    28,866,750
    935,500  Call Net Enterprises, Inc.
              Common (Canada) (a)         Telecommunications          7,855,184
    944,300  Call Net Enterprises, Inc.
              Class B (Canada) (a)        Telecommunications          7,752,872
                                                                   ------------
                                                                     44,474,806

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                                   Description        Market Value
-------------------------------------------------------------------------------
TRANSPORTATION--5.8%
  1,544,000  AB Volvo (Sweden)           Automobiles              $  34,760,112
  3,548,033  CIADEA S.A.
              (Argentina) (a)            Assembler and
                                          Distributor of
                                          Automobiles                12,949,026
                                                                  -------------
                                                                     47,709,138
OIL AND NATURAL GAS--4.0%
  1,730,500  YPF Sociedad Anonima
              (Argentina) (b)            Oil Exploration,
                                          Production and
                                          Marketing                  29,634,813
     55,609  Total S.A. (France)         Oil Production and
                                          Refining                    3,436,543
                                                                  -------------
                                                                     33,071,356

ELECTRIC--2.7%
  4,760,230  Union Electrica Fenosa
              S.A. (Spain)               Spanish Electric Utility    22,152,396

BANKS--13.7%
  1,512,850  Svenska Handelsbanken
              (Sweden)                   Large Swedish Bank          26,540,828
  5,209,175  Banco de Galicia Y Buenos
              Aires (Argentina)          Argentinian Bank            24,584,848
    145,100  Banco Popular Espanol
              (Spain)                    Large Spanish Bank          23,050,993
  1,455,400  Banco Espirito Santo E
              Comercial de Lisboa,
              S.A. (Portugal)            Portuguese Bank             21,381,306
 34,885,000  Grupo Financiero
              Bancomer, S.A. De C.V.     Large Mexican Financial
              (GFB)--B (Mexico) (a)       Group                       9,008,898
    326,080  Banco Espirito Santo E
              Comercial de Lisboa,
              S.A. Rights (Portugal)     Portuguese Bank              4,790,447
  6,129,630  Grupo Financiero
              Bancomer, S.A. De C.V.     Large Mexican Financial
              (GFB)--L (Mexico) (a)       Group                       1,419,493
    185,715  Banco Frances del Rio de
              la Plata S.A.
              (Argentina)                Argentinian Bank             1,350,014
                                                                  -------------
                                                                    112,126,827

INVESTMENT COMPANIES--0.5%
  6,000,000  The Central European
              Growth Fund PLC (Great
              Britain)                   Diversified, Closed-End
                                          Fund Investing in
                                          Central Europe              3,747,036

COMPUTER SYSTEMS--3.0%
  1,414,500  Scitex Corporation
              Limited (Israel) (b)       Color Pre-Press Systems     24,576,938

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                                    Description        Market Value
-------------------------------------------------------------------------------
MARKETING SERVICES--3.6%
 21,654,328  Cordiant PLC (Great
              Britain) (a)                Advertising Agency
                                           Holding Company         $ 29,443,039
AEROSPACE--7.4%
  2,344,666  British Aerospace Public
              Limited Company             Defense and Civil
              (Great Britain)              Aviation                  26,282,501
  7,548,737  Rolls-Royce Public Limited
              Company (Great
              Britain)                    Jet Engines                18,379,534
  6,248,000  Hong Kong Aircraft
              Engineering Company
              Limited (Hong Kong)         Commercial Aircraft
                                           Overhaul and
                                           Maintenance               16,081,224
                                                                   ------------
                                                                     60,743,259

COMPONENTS--1.7%
  6,685,000  Varitronix International
              Holdings Limited
              (Hong Kong)                 Liquid Crystal Displays    12,753,178
  1,840,000  Chen Hsong Holdings
              Limited (Hong Kong)         Plastic Injection
                                           Moulding Machines          1,070,916
                                                                   ------------
                                                                     13,824,094

FORESTRY PRODUCTS--5.2%
  2,355,000  Asia Pulp & Paper Company
              Ltd (a) (Indonesia)
                                          Paper & Packaging
                                           Products in Asia          24,138,750
    360,700  Mo och Domsjo AB (Sweden)    Paper, Pulp & Timber       18,359,275
    144,000  Empaques Ponderosa, S.A.
              (Mexico) (a)                Boxboard                      303,158
                                                                   ------------
                                                                     42,801,183

MACHINERY AND METAL PROCESSING--1.9%
    115,849  Strafor Facom (France)       Metal Processing, Office
                                           Equipment, Mining Tools   13,977,405
  6,180,000  Lochpe-Maxion (Brazil)       Agricultural Machinery &
                                           Automotive Parts           1,927,572
                                                                   ------------
                                                                     15,904,977

MINING AND BUILDING MATERIALS--3.0%
  9,854,423  Pioneer International        Concrete Products,
              (Australia)                  Aggregates                24,170,660

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

  Shares Held                                    Description        Market Value
--------------------------------------------------------------------------------
OTHER INDUSTRIAL GOODS AND SERVICES--9.4%
 21,596,600,000 Usiminas (Brazil)          Steel Production         $ 20,208,921
        643,200 EVC International NV
                 (Netherlands)             Western European PVC
                                            Manufacturer              20,178,984
      1,466,000 Avesta Sheffield
                 (Sweden)                  Stainless Steel            14,459,989
         65,400 ECCO Travail Temporaire
                 (France)                  European Temporary
                                            Employment Services       10,137,461
        700,966 Tung-Ho Steel Enterprise
                 Corp. (Taiwan) (a)
                                           Taiwanese Manufacturer
                                            of Steel Bars and H-
                                            Beams                      7,184,902
     14,040,000 Lamex Holdings Limited
                 (Hong Kong)
                                           Hong Kong's Largest
                                            Office Furniture
                                            Supplier                   3,141,508
         60,000 Groupe Legris Industries
                 (France)                  Europe's Leading Crane
                                            Manufacturer               1,742,295
                                                                    ------------
                                                                      77,054,060

SHIPBUILDING--4.6%
        951,610 Kvaerner (Norway)          Shipbuilding and           37,899,354
                                            Engineering

REAL ESTATE AND CONSTRUCTION--2.3%
        127,332 Hollandsche Beton Groep
                 nv (Netherlands)          Construction               19,207,134
                                                                    ------------
                TOTAL COMMON STOCKS (COST: $868,131,191)             775,082,845

COMMERCIAL PAPER--3.0%
 Ford Motor Credit Corp., 5.72% due 11/02/95                           1,500,000
 Ford Motor Credit Corp., 5.73% due 11/02/95                           5,000,000
 Ford Motor Credit Corp., 5.75% due 11/02/95                           5,000,000
 Ford Motor Credit Corp., 5.76% due 11/02/95                           3,000,000
 General Electric Capital Credit Corp., 5.69% due 11/01/95             8,000,000
 General Electric Capital Credit Corp., 5.73% due 11/03/95             2,000,000
                                                                    ------------
                TOTAL COMMERCIAL PAPER (COST: $24,500,000)            24,500,000
                                                                    ------------
 Total Investments--97.5% (Cost: $892,631,191)                       799,582,845
 Foreign currencies--0.0% (Cost: $322,067)                               321,211
 Other assets, less other liabilities--2.5% (c)                       19,827,486
                                                                    ------------
                TOTAL NET ASSETS --100%                             $819,731,542
                                                                    ============

-----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Includes portfolio and transaction hedges.
(d) At October 31, 1995, net unrealized depreciation of $93,049,202 for federal income tax purposes consisted of gross unrealized appreciation of $69,234,440 and gross unrealized depreciation of $162,283,642. Cost for federal income tax purposes was $892,953,258.

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
COUNTRY DIVERSIFICATION--OCTOBER 31, 1995

                                                      % of Fund
                                                         Net
Country                                                Assets
---------------------------------------------------------------
ARGENTINA                                                9.1%
 Alparagatas Sociedad Anonima Industrial Y Comercial
 Banco de Galicia y Buenos Aires
 Banco Frances del Rio de la Plata S.A.
 CIADEA S.A.
 YPF Sociedad Anonima
AUSTRALIA                                                3.9%
 Burns, Philp & Company Limited
 Pioneer International
BRAZIL                                                   2.7%
 lochpe-Maxion
 Usiminas
CANADA                                                   1.9%
 Call Net Enterprises Inc. Class B
 Call Net Enterprises Inc. Common
CENTRAL EUROPE                                           0.5%
 The Central European Growth Fund PLC
FRANCE                                                   5.1%
 Chargeurs S.A.
 Ecco S.A
 Groupe Legris Industries
 Strafor Facom
 Total S.A.
GREAT BRITAIN                                           12.5%
 British Aerospace Public Limited Company
 Cordiant PLC
 London International Group PLC
 Reckitt & Colman PLC
 Rolls Royce Public Limited Company
HONG KONG                                                9.4%
 Chen Hsong Holdings Limited
 Giordan Holdings Limited
 Hong Kong Aircraft Engineering Company Limited
 Lamex Holdings Limited
 Varitronix International Holdings Limited
 Yue Yuen Industrial (Holdings) Limited
INDONESIA                                                2.9%
 Asia Pulp & Paper Company Ltd
ISRAEL                                                   3.0%
 Scitex Corporation Limited
KOREA                                                    0.6%
 Lotte Chilsung Beverage

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
COUNTRY DIVERSIFICATION--OCTOBER 31, 1995

                                                    % of Fund
                                                       Net
Country                                              Assets
-------------------------------------------------------------
MALAYSIA                                               0.9%
 Leong Hup Holdings Berhad
MEXICO                                                 4.8%
 Empaques Ponderosa, S.A.
 Grupo Financiero Bancomer, S.A. De C.V. (GFB)-B
 Grupo Financiero Bancomer, S.A. De C.V. (GFB)-L
 Telefonos de Mexico, S.A. de C.V.
NETHERLANDS                                            6.5%
 EVC International NV
 Hollandsche Beton Groep nv
 Macintosh
NEW ZEALAND                                            5.0%
 Lion Nathan Limited
NORWAY                                                 4.6%
 Kvaerner
PORTUGAL                                               3.2%
 Banco Espirito Santo E. Comercial de Lisboa, S.A.
SPAIN                                                  5.5%
 Banco Popular Espanol
 Union Electrica Fenosa S.A.
SWEDEN                                                11.5%
 Avesta Sheffield
 Mo och Domsjo AB
 Svenska Handelsbanken
 Volvo AB
TAIWAN                                                 0.9%
 Tung-Ho Steel Enterprise Corp.


                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1995

ASSETS
Investments, at value (cost: $892,631,191)                       $799,582,845
Cash                                                                  399,986
Foreign currency, at value (cost: $322,067)                           321,211
Receivable for:
 Forward foreign currency contracts                  $   969,909
 Securities sold                                      29,020,934
 Fund shares sold                                        662,786
 Dividends and interest                                3,379,012
                                                     -----------
Total receivables                                                  34,032,641
Other assets                                                           21,533
                                                                 ------------
   Total assets                                                  $834,358,216
LIABILITIES AND NET ASSETS
Payable for:
 Securities purchased                                $ 2,374,806
 Fund shares redeemed                                  1,884,706
 Forward foreign currency contracts                    9,103,567
 Due to adviser                                          769,279
 Other                                                   494,316
                                                     -----------
   Total liabilities                                               14,626,674
                                                                 ------------
Net assets applicable to Fund shares outstanding                 $819,731,542
                                                                 ============
Fund shares outstanding                                            63,224,193
                                                                 ============
PRICING OF SHARES
Net asset value per share                                              $12.97
                                                                 ============
ANALYSIS OF NET ASSETS
Paid in Capital                                                  $862,870,293
Accumulated undistributed net realized gain on sale
 of investments, forward contracts and foreign cur-
 rency transactions                                                26,425,139
Net unrealized depreciation of investments and for-
 eign currencies                                                  (93,049,202)
Net unrealized depreciation of foreign currency
 portfolio hedges                                                  (8,062,429)
Net unrealized appreciation--other                                    169,294
Accumulated undistributed net investment income                    31,378,447
                                                                 ------------
Net assets applicable to Fund shares outstanding                 $819,731,542
                                                                 ============


                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
STATEMENT OF OPERATIONS--OCTOBER 31, 1995

                                                              Year Ended
                                                           October 31, 1995
                                                           ----------------
Investment Income:
 Dividends                                                  $  28,937,627
 Interest                                                       2,162,084
 Foreign taxes withheld                                        (3,686,997)
                                                            -------------
     Total investment income                                   27,412,714
Expenses:
 Investment advisory fee                                        9,916,904
 Transfer and dividend disbursing agent fees and expenses       1,455,154
 Custodian and accounting fees and expenses                     1,273,334
 Legal fees and expenses                                           48,041
 Audit fees and expenses                                           37,848
 Trustees fees and expenses                                        18,580
 Registration and blue sky expenses                               136,505
 Reports to shareholders                                          311,789
 Amortization of organization cost                                  9,490
 Other--net                                                       461,762
                                                            -------------
     Total expenses                                            13,669,407
                                                            -------------
Net investment income                                          13,743,307
Net realized and unrealized gain (loss) on investments
 Net realized gain on sale of investments                      62,822,164
 Net realized loss on foreign currency transactions           (26,735,730)
 Net change in unrealized appreciation (depreciation) of:
   Investments and foreign currency transactions             (120,637,092)
   Forward foreign currency contracts                          17,767,564
   Other foreign currency transactions                            (20,391)
                                                            -------------
Net realized and unrealized gain (loss) on investments,
 forward contracts and foreign currency transactions          (66,803,485)
                                                            -------------
Net decrease in net assets resulting from operations        $ (53,060,178)
                                                            =============


                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS--OCTOBER 31, 1995

                                                 Year Ended       Year Ended
                                              October 31, 1995 October 31, 1994
-------------------------------------------------------------------------------
From Operations:
 Net investment income                         $   13,743,307  $    18,774,576
 Net realized gain on sale of investments          62,822,164      117,306,013
 Net realized gain (loss) on foreign cur-
  rency trasactions                               (26,735,730)     (39,262,860)
 Net change in unrealized appreciation (de-
  preciation) of investments and foreign
  currencies                                     (120,637,092)     (58,275,156)
 Net change in unrealized appreciation (de-
  preciation) of forward foreign currency
  contracts                                        17,767,564      (27,201,474)
 Net change in unrealized appreciation (de-
  preciation) - other                                 (20,391)         145,115
                                               --------------  ---------------
   Net increase in net assets from operations     (53,060,178)      11,486,214
Distributions to shareholders from:
 Net investment income (per share $.08 in
  fiscal 1994)                                              0       (5,086,447)
 Net realized short-term gain (per share
  $.6863 in fiscal year 1995 and $.15 in
  fiscal year 1994)                               (56,722,392)     (10,445,839)
 Net realized long-term gain (per share
  $.3725 in fiscal year 1995)                     (30,791,949)               0
                                               --------------  ---------------
                                                  (87,514,341)     (15,532,286)
From Fund share transactions:
 Reinvestment of dividends and capital gains
  distributions                                    81,810,540       15,134,825
 Proceeds from shares sold                        312,101,705    1,562,821,681
 Payments for shares redeemed                    (719,598,750)  (1,103,291,079)
                                               --------------  ---------------
   Net increase (decrease) in net assets from
    Fund share transactions                      (325,686,505)     474,665,427
                                               --------------  ---------------
Total increase in net assets                     (466,261,024)     470,619,355
Net assets:
 Beginning of period                            1,285,992,566      815,373,211
                                               --------------  ---------------
 End of period (including undistributed net
  investment income of $31,378,447 and
  $17,635,140, respectively)                   $  819,731,542  $ 1,285,992,566
                                               ==============  ===============

                See accompanying notes to financial statements.

HARRIS ASSOCIATES INVESTMENT TRUST
THE OAKMARK INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The following are the significant accounting policies of The Oakmark International Fund ("the Fund"), a series of the Harris Associates Investment Trust (a Massachusetts business trust).

Security valuation--

  Investments are stated at current market value. The values of portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market.

Foreign currency translations--

  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

  Net realized gain on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

Net unrealized appreciation--other includes the following components:

   Unrealized appreciation on open securities purchases       $    517
   Unrealized appreciation on open securities sales             38,079
   Unrealized depreciation on transaction hedge purchases       (2,445)
   Unrealized depreciation on transaction hedge sales          (68,784)
   Unrealized appreciation on dividends and dividend reclaim
     receivable                                                202,332
   Other--net                                                     (405)
                                                              --------
                                                              $169,294
                                                              ========

Security transactions and investment income--

  Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

  Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Forward foreign currency contracts--

  At October 31, 1995, the Fund had entered into forward foreign currency contracts under which it is obligated to exchange currencies at specified future dates. The Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

  The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Fund had the following outstanding contracts at October 31, 1995:

Portfolio Hedges:

                                                              Unrealized
                                    U.S.                     Appreciation
                                   Dollar    Settlement     (Depreciation)
Foreign Currency                  Proceeds      Date      at October 31, 1995
-----------------------------------------------------------------------------
1,000,000,000 Spanish Pesetas     8,063,216 December 1995     $   (89,487)
1,000,000,000 Spanish Pesetas     8,165,932 January 1996           31,264
2,153,250,000 Spanish Pesetas    17,733,899 February 1996         265,712
1,191,800,000 Spanish Pesetas     9,541,270 February 1996        (116,501)
45,000,000 French Francs          9,410,682 February 1996         224,305
40,534,000 French Francs          8,210,249 February 1996         (63,100)
49,760,000 French Francs         10,000,000 March 1996           (150,518)
18,794,637 Pounds Sterling       29,883,473 January 1996          220,735
12,738,854 Pounds Sterling       19,899,364 March 1996           (177,727)
9,458,000 Netherlands Guilders    5,939,462 February 1996         (89,230)
47,574,000 Netherlands Guilders  30,000,000 March 1996           (380,552)
15,152,000 Netherlands Guilders   9,589,873 April 1996            (97,772)
108,870,000 Norwegian Kroner     17,693,808 November 1995         207,151
156,370,000 Swedish Krona        21,279,173 November 1995      (2,252,006)
78,810,000 Swedish Krona         10,691,901 December 1995      (1,142,003)
198,987,500 Swedish Krona        26,992,336 December 1995      (2,858,049)
113,595,000 Swedish Krona        15,421,531 January 1996       (1,594,651)
                                                              -----------
 Net unrealized depreciation                                  $(8,062,429)
                                                              ===========

Transaction Hedges:

Purchases:

                                                    Unrealized
                                                   Appreciation
U.S.         Foreign Currency      Settlement     (Depreciation)
Dollar           Proceeds             Date      at October 31, 1995
-------------------------------------------------------------------
$801,711  5,307,605 Swedish Krona November 1995       $(2,445)
                                                      -------
 Net unrealized depreciation                          $(2,445)
                                                      =======

Sales:

                                                            Unrealized
                                  U.S.                     Appreciation
                                 Dollar    Settlement     (Depreciation)
      Foreign Currency          Proceeds      Date      at October 31, 1995
---------------------------------------------------------------------------
10,117,320 Australian Dollars  $7,642,577 November 1995      $(64,096)
299,023 Brazilian Real            310,835 November 1995           (64)
760,805,389 Spanish Pesetas     6,243,277 November 1995         9,978
9,936,431 French Francs         2,027,222 November 1995        (4,726)
4,664,594 Pounds Sterling       7,358,753 November 1995       (16,100)
521,523 Netherlands Guilders      331,990 November 1995         1,452
2,802,469 New Zealand Dollar    1,845,397 November 1995        (4,540)
149,849,449 Portuguese Escudo   1,014,923 November 1995         5,088
16,494,258 Swedish Krona        2,488,075 November 1995         4,224
                                                             --------
 Net unrealized depreciation                                 $(68,784)
                                                             ========

  At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Federal income taxes, dividends and distributions to shareholders--

  No provision is made for federal income taxes since the Fund elected to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

2. TRANSACTIONS WITH AFFILIATES

  The Fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Fund pays the Adviser monthly fees at the annual rate of 1% of the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% of the net assets of the Fund in excess of $5 billion as determined at the end of each preceding calendar month. The investment advisory agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.

  In connection with the organization of the Fund, expenses of approximately $47,000 have been advanced to the Fund by the Adviser. These expenses are being reimbursed to the Adviser by the Fund on a straight line basis through September, 1997.

  Certain officers and trustees of the Fund are also executives and employees of the Adviser. The Fund makes no direct payments to its officers who are affiliated with the Adviser. The Fund paid trustees fees of $18,580 in 1995 and $15,000 in 1994 to trustees not affiliated with the Adviser.

  During the period ended October 31, 1995, the Fund incurred broker commissions of $2,609,780, of which $71,600 were paid to an affiliate of the Adviser.

3. FUND SHARE TRANSACTIONS

  Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares (in thousands):

                            Year ended       Year ended
                         October 31, 1995 October 31, 1994
----------------------------------------------------------
Shares sold                   24,062          104,988
Shares issued in rein-
 vestment of dividends         6,472            1,091
Less shares redeemed         (56,012)         (75,240)
                             -------          -------
Net (decrease) increase
 in shares outstanding       (25,478)          30,839
                             =======          =======

4. INVESTMENT TRANSACTIONS

                                                Year ended       Year ended
                                             October 31, 1995 October 31, 1994
------------------------------------------------------------------------------
Investment securities (excluding short term
 securities) in thousands:
 Purchases                                       $251,353        $1,121,268
 Proceeds from sales                              671,180           682,450
                                                 ========        ==========

THE OAKMARK INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    Year ended October 31,       Period ended
                                     1995      1994     1993   Oct. 31, 1992(a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD                               $14.50     $14.09  $ 9.80       $10.00
Income From Investment Operations:
 Net Investment Income (Loss)         0.30       0.21    0.06         0.26
 Net Gains or Losses on Securities
  (both realized and unrealized)     (0.77)      0.43    4.48        (0.46)
                                    ------   --------  ------       ------
 Total From Investment Operations    (0.47)      0.64    4.54        (0.20)
Less Distributions
 Dividends (from net investment
  income)                              --       (0.08)  (0.25)         --
 Distributions (from capital
  gains)                             (1.06)     (0.15)    --           --
                                    ------   --------  ------       ------
   Total Distributions               (1.06)     (0.23)  (0.25)         --
                                    ------   --------  ------       ------
Net Asset Value, End of Period      $12.97     $14.50  $14.09       $ 9.80
                                    ======   ========  ======       ======
Total Return                         (3.06)%     4.62%  47.49%      (22.81)%*
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period ($mil-
  lion)                             $819.7   $1,286.0  $815.4        $23.5
 Ratio of Expenses to Average Net
  Assets                              1.40%      1.37%   1.26%        2.04%*
 Ratio of Net Income (Loss) to Av-
  erage Net Assets                    1.40%      1.44%   1.55%       37.02%*
 Portfolio Turnover Rate                27%        55%     21%           0%

-----------
   *Ratios for the period have been determined on an annualized basis.
(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of Harris Associates Investment
Trust:

  We have audited the accompanying statements of assets and liabilities of The Oakmark Fund and Oakmark International Fund (each a series of Harris Associates Investment Trust), including the schedules of investments, as of October 31, 1995, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Oakmark Fund and Oakmark International Fund of the Harris Associates Investment Trust as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                 Arthur Andersen LLP

Chicago, Illinois
December 5, 1995

                       THE OAKMARK FUNDS' ANNUAL REPORT

                               OCTOBER 31, 1995

TRUSTEES AND OFFICERS

TRUSTEES
Christine M. Bucher           Allan J. Reich
James W. Ford                 Burton W. Ruder
Michael J. Friduss            Peter S. Voss
Thomas H. Hayden              Gary Wilner, M.D.

OFFICERS
Victor A. Morgenstern--President
Robert J. Sanborn--Executive Vice President
David G. Herro--Vice President
Clyde S. McGregor--Vice President
Steven J. Reid--Vice President
Adam Schor--Assistant Vice President
Michael J. Welsh--Assistant Vice President
Donald Terao--Treasurer
Anita M. Nagler--Secretary
Lauren B. Pitalis--Vice President--Shareholder Operations and Assistant
  Secretary
Kristi L. Rowsell--Assistant Treasurer

OTHER INFORMATION

TRANSFER AGENT
State Street Bank and Trust Company
Attention: The Oakmark Family of Funds
P.O. Box 8510
Boston, Massachusetts 02266-8510
1-800-626-9392

INVESTMENT ADVISER
Harris Associates L.P.
LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen & Co.
Chicago, Illinois

ADDRESS OF FUND AND ADVISER
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602
1-800-OAKMARK (1-800-625-6275)

24-HOUR NAV INFORMATION
1-800-GROWOAK (1-800-476-9625)

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                          [LOGO OF THE OAKMARK FUND]

                            Harris Associates L.P.
                            2 North LaSalle Street
                               Chicago, IL 60602
                                 1-800-OAKMARK

                           PART C  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

(a)    Financial statements:
       ---------------------

               (1) Financial Statements included in Parts A and B of this amendment:

                   None.

               (2) Financial Statements included in Part C of this amendment:

                   (i) The Oakmark Fund (incorporated by reference to the
               following portions of Registrant's Annual Report - October 31, 1995 relating to The Oakmark Fund):

                   -    Schedule of Investments at October 31, 1995

                   -    Statement of Assets and Liabilities at October 31, 1995

                   -    Statement of Operations for the year ended October 31,
                        1995

                   - Statement of Changes in Net Assets for each of the years ended October 31, 1995 and October 31, 1994

                   -    Notes to financial statements


                   (ii) The Oakmark International Fund (incorporated by
               reference to the following portions of Registrant's Annual Report-October 31, 1995 relating to The Oakmark International
               Fund):

                   -    Schedule of Investments at October 31, 1995

                   -    Statement of Assets and Liabilities at October 31, 1995

                   -    Statement of Operations for the year ended October 31,
                        1995

                   - Statement of Changes in Net Assets for each of the years ended October 31, 1995 and October 31, 1994

                   -    Notes to financial statements


               Schedule I for each Fund has been omitted as the required information is presented in the Schedules of Investments at October 31, 1994. Schedules II, III, IV, V, VI and VII for each Fund are omitted as the required information is not present.

(b)          Exhibits:
             ---------
Note:        As used herein, "Registration Statement" refers to this registration statement under the Securities
             Act of 1933, no. 33-38953.  "Pre-effective Amendment" refers to a pre-effective amendment to the
             Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the
             Registration Statement.

1            Agreement and declaration of trust (exhibit 1 to the Registration Statement*)

2            Bylaws as amended through September 21, 1993 (exhibit 2 to Post-effective Amendment no. 5*)

3            None

4            The registrant no longer issues share certificates.  The form of share certificate formerly used for the series designated The Oakmark Fund was filed as Exhibit 4 to Pre-effective Amendment no. 2.*

5.1(a)       Investment advisory agreement for The Oakmark Fund dated September 30, 1995 (exhibit 5.1 to
             Post-effective Amendment no. 10*)

5.1(b)       Form of investment advisory agreement for The Oakmark Fund dated ___________, 1996

5.2(a)       Investment advisory agreement for The Oakmark International Fund dated September 30, 1995 (exhibit 5.2 to Post-effective Amendment no. 10*)

5.2(b)       Form of investment advisory agreement for The Oakmark International Fund dated ___________, 1996

5.3(a)       Investment advisory agreement for The Oakmark Small Cap Fund dated September 30, 1995 (exhibit 5.3 to
             Post-effective Amendment no. 10*)

5.3(b)       Form of investment advisory agreement for The Oakmark Small Cap Fund dated ___________, 1996

5.4(a)       Investment advisory agreement for The Oakmark Balanced Fund dated September 30, 1995 (exhibit 5.4 to
             Post-effective Amendment no. 10*)

5.4(b)       Form of investment advisory agreement for The Oakmark Balanced Fund dated ___________, 1996

5.5(a)       Investment advisory agreement for The Oakmark International Emerging Value Fund dated September 30,
             1995 (exhibit 5.5 to Post-effective Amendment no. 10*)

5.5(b)       Form of investment advisory agreement for The Oakmark International Emerging Value Fund dated
             ___________, 1996

                                       2

     6      None

     7      None

     8.1 Custody agreement with State Street Bank and Trust Company dated July 10, 1991 (exhibit 8 to Pre-effective Amendment no. 2*)

     8.2 Special custody account agreement (short sales) dated September 24, 1991 (exhibit 8.1 to Pre-effective Amendment no. 1*)

     8.3 Form of letter agreement applying custody agreement (exhibit 8.1) to The Oakmark International Fund (exhibit 8.2 to Post-effective Amendment no. 2*)

     8.4 Form of letter agreement applying custody agreement (exhibit 8.1) and transfer agency agreement to The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund (exhibit 8.4 to Post-effective Amendment no. 10*)

     9      None

     10.1 Opinion of Ropes & Gray dated July 11, 1991 - The Oakmark Fund (exhibit 10 to Pre-effective Amendment no. 2*)

     10.2 Opinion of Bell, Boyd & Lloyd dated July 23, 1992 - The Oakmark International Fund (exhibit 10.1 to Post-effective Amendment no. 2*)

     10.3 Opinion of Ropes & Gray dated September 20, 1995 - The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund (exhibit 10.3 to Post-effective Amendment no. 10*)

     10.4 Opinion of Bell, Boyd & Lloyd dated September 20, 1995 - The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund (exhibit 10.4 to Post-effective Amendment no. 10*)

     11     Consent of independent public accountants

     12     None

     13.1 Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.2 to Post-effective Amendment no. 5*)

     13.2 Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.3 to Post-effective Amendment no. 5*)

     13.3 Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 10*)

     13.4   Form of subscription agreement (exhibit 13.1 to Registration
            Statement*)

     14.1 The Oakmark Funds IRA Plan booklet, revised September 30, 1995 (exhibit 14.1 to Post-effective Amendment no. 10*)

     14.2 Form of IRA application and adoption agreement, revised September 30, 1995 (exhibit 14.2 to Post-effective Amendment no. 10*)

     15     None

     16 Schedule for computation of performance quotations (exhibit 16 to Post-effective Amendment no. 4*)


     17     Financial data schedule

     18.1 Form of new account purchase application, revised September 30, 1995 (exhibit 18.1 to Post-effective Amendment no. 10*)

     18.2 Shareholder services form, revised September 30, 1995 (exhibit 18.2 to Post-effective Amendment no. 10*)
     ____________________

     *      Incorporated by reference


     ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Investment Adviser" and "Trustees and Officers" is incorporated by reference.


     ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of November 30, 1995, the respective series of the Trust had the following numbers of shareholders of record: The Oakmark Fund, 151,003; The Oakmark Small Cap Fund, 2,372; The Oakmark Balanced Fund, 472; The Oakmark International Fund, 50,328; The Oakmark International Emerging Value Fund, 703.


     ITEM 27.  INDEMNIFICATION

          Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The registrant, its trustees and officers, Harris Associates L.P. ("HALP") (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under a policy of insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

     ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither the Adviser nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that the Adviser is a registered commodity trading adviser and commodity pool operator and its general partner is also the general partner of a securities broker-dealer firm.

     ITEM 29.  PRINCIPAL UNDERWRITERS

               Not applicable

     ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

               Mr. Victor A. Morgenstern
               Harris Associates L.P., Suite 500
               Two North La Salle Street
               Chicago, Illinois 60602

     ITEM 31.  MANAGEMENT SERVICES

               None

     ITEM 32.  UNDERTAKINGS
               ------------

          (a)  Not applicable

          (b) Registrant undertakes to file, within four to six months after September 30, 1995 (the date of effectiveness of a post-effective amendment containing a prospectus and statement of additional information for Registrants' three new series, The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund) a further post-effective amendment containing financial statements of those Funds, which need not be audited.

          (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report(s) to shareholders of Registrant.

          (d) Registrant undertakes, if required to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on December 21, 1995.


                                    HARRIS ASSOCIATES INVESTMENT TRUST


                                    By /s/ Victor A. Morgenstern, President
                                       ------------------------------------
                                       Victor A. Morgenstern, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


     Name                         Title                             Date
     ----                         -----                             ----

     /s/ Christine M. Maki        Trustee                   )
     -------------------------                              )
     Christine M. Maki                                      )
                                                            )
                                                            )
     /s/ Michael J. Friduss       Trustee                   )
     -------------------------                              )
     Michael J. Friduss                                     )
                                                            )
                                                            )
     /s/ Thomas H. Hayden         Trustee                   )
     -------------------------                              )
     Thomas H. Hayden                                       )
                                                            )
                                                            )
     /s/ Victor A. Morgenstern    Trustee and President     )
     -------------------------    (chief executive officer) )
     Victor A. Morgenstern                                  )
                                                            )
                                                            )  December 21, 1995
     /s/ Allan J. Reich           Trustee                   )
     -------------------------                              )
     Allan J. Reich                                         )
                                                            )
                                                            )
     /s/ Burton W. Ruder          Trustee                   )
     -------------------------                              )
     Burton W. Ruder                                        )
                                                            )
                                                            )
     /s/ Peter S. Voss            Trustee                   )
     -------------------------                              )
     Peter S. Voss                                          )
                                                            )
                                                            )
     /s/ Gary Wilner              Trustee                   )
     -------------------------                              )
     Gary Wilner                                            )
                                                            )
                                                            )
     /s/ Donald Terao             Treasurer (principal      )
     -------------------------    accounting officer)       )
     Donald Terao                                           )


                                 EXHIBIT INDEX
                                 -------------

                                                                   Sequential
   Exhibit                                                           Page
-------------  ----------------------------------------------------------------------------------------------------------------

   5.1(b)      Form of investment advisory agreement for The Oakmark Fund dated __________, 1996
   5.2(b)      Form of investment advisory agreement for The Oakmark International Fund dated __________, 1996
   5.3(b)      Form of investment advisory agreement for The Oakmark Small Cap Fund dated ____________, 1996
   5.4(b)      Form of investment advisory agreement for The Oakmark Balanced Fund dated __________, 1996
   5.5(b)      Form of investment advisory agreement for The Oakmark International Emerging Value Fund dated ____________, 1996
   11          Consent of independent public accountants
   27          Financial data schedule
